Exhibit 4.7

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

Dated as of December 27, 2012

Among

CONTINENTAL AIRLINES, INC.,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Pass Through Trustee under the
Pass Through Trust Agreement

WILMINGTON TRUST COMPANY,
as Subordination Agent under the
Intercreditor Agreement (2012-1)

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Subordination Agent under the
Intercreditor Agreement (2012-2)

U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Paying Agent

Note Purchase Agreement 2012-3C

INDEX TO NOTE PURCHASE AGREEMENT

Schedules
Schedule I	Owned Aircraft
Schedule II	Eligible Aircraft and Scheduled Delivery Months
Schedule III	Original Intercreditor Agreements
Schedule IV	Required Terms
Annex
Annex A	Definitions
Exhibits
Exhibit A	Form of Closing Notice
Exhibit B-1	Form of PA Amendment (2012-1)
Exhibit B-2	Form of PA Amendment (2012-2)
Exhibit B-3	Additional Changes for New Participation Agreement
Exhibit C-1	Form of Indenture Amendment (2012-1)
Exhibit C-2	Form of Indenture Amendment (2012-2)
Exhibit D	Form of Opinion of Hughes Hubbard & Reed LLP
Exhibit E	From of Opinion of the Continental Airlines Legal Department
Exhibit F	Form of Opinion of Morris James LLP
Exhibit G	Form of Opinion of Lytle Soulé & Curlee

Note Purchase Agreement 2012-3C

Back

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT, dated as of December 27, 2012, among (i) CONTINENTAL AIRLINES, INC., a Delaware corporation (the “Company”), (ii)WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity together with its successors in such capacity, the “Pass Through Trustee”) under the Pass Through Trust Agreement (as defined below), (iii) WILMINGTON TRUST COMPANY (“WTC”), a Delaware trust company, as subordination agent and trustee under the Intercreditor Agreement (2012-1) dated as of March 22, 2012 (in such capacity together with its successors in such capacity, the “2012-1 Subordination Agent”), (iv) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee under the Intercreditor Agreement (2012-2) dated as of October 3, 2012 (in such capacity together with its successors in such capacity, the “2012-2 Subordination Agent”, and, together with the 2012-1 Subordination Agent, the “Subordination Agents”), (v) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under the Escrow and Paying Agent Agreement (as defined below) and (vi) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under the Escrow and Paying Agent Agreement.

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto; and each reference therein to any agreement shall mean such agreement as at any time and from time to time amended including, without limitation, each amendment to the Financing Agreements contemplated hereby;

WHEREAS, under the terms of two series of Continental Airlines pass through certificates previously issued, the Series 2012-1A and Series 2012-1B (collectively, “Prior Series 1”) and the 2012-2A and Series 2012-2B (collectively, the “Prior Series 2”, and the Prior Series 1 and the Prior Series 2, each a “Prior Series”), the Company is entitled to sell Series C Equipment Notes secured by aircraft financed under each Prior Series;

WHEREAS, the Company has financed the aircraft listed on Schedule I hereto (the “Owned Aircraft” and, together with the New Aircraft, the “Aircraft”) prior to the date of this Agreement utilizing the proceeds of the sale of secured equipment notes acquired by the pass through trustees under the Prior Series;

WHEREAS, the Company has obtained commitments from the Manufacturer pursuant to the applicable Aircraft Purchase Agreement for the delivery of 14 Boeing 737-924ER aircraft and three Boeing 787-8 aircraft listed in Schedule II hereto (together with any aircraft substituted therefor in accordance with the applicable Aircraft Purchase Agreement prior to the delivery thereof, the “Eligible Aircraft”), and the Company expects to purchase on or after the date of this Agreement each Boeing 737-924ER aircraft and two of the three Boeing 787-8 aircraft included in the Eligible Aircraft and listed in Schedule II  hereto utilizing the proceeds of

Note Purchase Agreement 2012-3C

Back

the sale of secured equipment notes to be acquired by the pass through trustees under the 2012-2 Note Purchase Agreement and of the Series C Equipment Notes purchased pursuant to this Agreement (all such Eligible Aircraft to be financed hereunder, the “New Aircraft”);

WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Trust Supplement No. 2012-3C-O (such Agreement, as so supplemented, the “Pass Through Trust Agreement”), and concurrently with the execution and delivery of this Agreement, a grantor trust (the “Pass Through Trust”) has been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of Class C pass through certificates pursuant thereto (collectively, the “Certificates”) to provide for a portion of the financing of the Aircraft contemplated hereby;

WHEREAS, in connection with each Prior Series, the applicable Subordination Agent, the pass through trustees for such Prior Series and the liquidity providers for such Prior Series entered into an Intercreditor Agreement for such Prior Series, and such Intercreditor Agreements, which are listed on Schedule III hereto (the “Original Intercreditor Agreements”), will be amended pursuant to this Agreement to add the Pass Through Trustee as a party thereto and to provide for the subordination of the Certificates with respect to Series C Equipment Notes relating to the applicable Prior Series (as so amended, the “Intercreditor Agreements”);

WHEREAS, the Company has entered into the Underwriting Agreement, dated as of December 12, 2012 (the “Underwriting Agreement”) with the underwriters named therein (the “Underwriters”), which provides that on the date of this Agreement the Company will cause the Pass Through Trustee to issue and sell the Certificates to the Underwriters;

WHEREAS, as required by the Note Purchase Agreement under each Prior Series and the Underwriting Agreement, the Company has obtained confirmation from the applicable Rating Agencies that the issuance of the Certificates will not result in a withdrawal, suspension or downgrading of the ratings of the pass through certificates of any Prior Series;

WHEREAS, pursuant to terms of the Pass Through Trust Agreement and this Agreement, on the date of this Agreement the Pass Through Trustee will purchase, and the Company will issue and sell, the Series C Equipment Notes in the respective principal amounts listed on Schedule I hereto, which shall be secured by, among other things, the related Owned Aircraft set forth on Schedule I;

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Escrow Agent and the Depositary have entered into the Deposit Agreement, dated as of the Issuance Date (the “Deposit Agreement”), whereby the Escrow Agent agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date in the amount of the proceeds from the sale of the Certificates not used to purchase Series C Equipment Notes on the Issuance Date (the “Initial Deposits”) and to permit the Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”) and (ii) the Pass Through Trustee, Underwriters, Paying Agent and Escrow Agent have entered into the Escrow and Paying Agent Agreement, dated as of the Issuance Date (the “Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Underwriters agreed to deliver an amount equal to the

Note Purchase Agreement 2012-3C

Back

amount of the Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such amount, agreed to deliver escrow receipts to be affixed to each Certificate;

WHEREAS, upon receipt of a Closing Notice with respect to a New Aircraft, subject to the terms and conditions of this Agreement, the Pass Through Trustee will enter into the applicable Financing Agreements relating to such New Aircraft; and

WHEREAS, upon the financing of each Aircraft, the Pass Through Trustee will fund its purchase of Series C Equipment Notes with (i) in the case of each New Aircraft financed after the Issuance Date, the proceeds of one or more Deposits withdrawn by the Escrow Agent under the Deposit Agreement, and (ii) in the case of each Owned Aircraft and each New Aircraft financed on the Issuance Date, with a portion of the proceeds from the offering of the Certificates.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1A.    Sale of Series C Equipment Notes for Each Owned Aircraft.  (a) Subject to the satisfaction of the conditions set forth in Section 1A(b), at the closing under the Underwriting Agreement, simultaneously with the purchase and sale of the Certificates thereunder, the applicable parties hereto shall take (or cause to be taken) the following action:

(i)           The Company and the Subordination Agent under each Original Intercreditor Agreement shall enter into the Intercreditor Agreement Amendment applicable to such Original Intercreditor Agreement;

(ii)           The Company, the Pass Through Trustee, the applicable Subordination Agent and the applicable Loan Trustee shall enter into a PA Amendment with respect to each Owned Aircraft Participation Agreement;

(iii)           The Company and the applicable Loan Trustee shall enter into the applicable Indenture Amendment with respect to each Owned Aircraft Indenture;

(iv)           The Company shall issue pursuant to each Owned Aircraft Indenture, as amended by the related Indenture Amendment, a Series C Equipment Note in the principal amount set forth on Schedule I hereto corresponding to such Owned Aircraft Indenture and shall deliver each such Series C Equipment Note, against receipt of the payment referred to in Section 1A(a)(v), to the Subordination Agent for the Prior Series relating to such Owned Aircraft Indenture, as set forth on Schedule I hereto, to be held for the benefit of the Pass Through Trustee in accordance with the applicable Intercreditor Agreement; and

(v)           The Pass Through Trustee shall pay to the Company $256,478,000, by wire transfer of immediately available funds.

Note Purchase Agreement 2012-3C

Back

(b)           The obligations of the Pass Through Trustee, each Subordination Agent and the Loan Trustees to take the actions set forth in Section 1A(a) are subject to the fulfillment of the following conditions precedent:

(i)           The Pass Through Trustee shall have received the following documents:

(1)           the broker’s report and insurance certificates described in Section E of Annex B of each Owned Aircraft Indenture with respect to each Owned Aircraft;

(2)           the following opinions of counsel, in each case dated the Issuance Date:

(A)	an opinion of Hughes Hubbard & Reed LLP, special counsel to the Company, substantially in the form of Exhibit D;

(B)	an opinion of the Company’s Legal Department, substantially in the form of Exhibit E;

(C)	an opinion of Morris James LLP, special counsel to the Loan Trustees, substantially in the form of Exhibit F; and

(D)	an opinion of Lytle Soulé & Curlee, special counsel in Oklahoma City, Oklahoma, substantially in the form of Exhibit G.

(ii)           The Loan Trustee with respect to each Owned Aircraft Indenture shall be entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Owned Aircraft secured under such Owned Aircraft Indenture and to enforce any of its other rights or remedies as provided in the Owned Aircraft Indenture in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor.

(iii)           On the Issuance Date the Indenture Amendments for the Owned Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Act.

SECTION 1.      Financing of New Aircraft.  (a)  The Company confirms that it has entered into each Aircraft Purchase Agreement with the Manufacturer pursuant to which the Company has agreed to purchase, and the Manufacturer has agreed to deliver, the Eligible Aircraft subject thereto in the months specified in Schedule II hereto, all on and subject to terms and conditions specified in such Aircraft Purchase Agreement.  The Company agrees to finance each New Aircraft that is financed under the 2012-2 Note Purchase Agreement as an “Aircraft” (as defined therein) in the manner provided herein, all on and subject to the terms and conditions hereof and of the relevant Financing Agreements.

(b)           In furtherance of the foregoing, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice substantially in the form of Exhibit A hereto (a “Closing Notice”) of the scheduled closing date (the “Scheduled Closing Date”) (or, in the case of a substitute Closing Notice under Section

Note Purchase Agreement 2012-3C

Back

1(e) or 1(f) hereof, one Business Day’s prior notice) in respect of the financing of each New Aircraft under this Agreement, which notice shall:

(i)  specify the Scheduled Closing Date of such New Aircraft (which shall be a Business Day before the Cut-off Date and, except as provided in Section 1(f) hereof, the date (the “Funding Date”) on which the financing therefor in the manner provided herein shall be consummated);

(ii)  instruct the Pass Through Trustee to instruct the Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary with respect to the Series C Equipment Notes to be issued to the Pass Through Trustee in connection with the financing of such New Aircraft (except in the case of any such financing on the Issuance Date);

(iii)  instruct the Pass Through Trustee to enter into the New Participation Agreement included in the Financing Agreements with respect to such New Aircraft in such form and at such a time on or before the Funding Date specified in such Closing Notice and to perform its obligations thereunder; and

(iv)  specify the aggregate principal amount of the Series C Equipment Notes to be issued, and purchased by the Pass Through Trustee, in connection with the financing of such New Aircraft scheduled on such Funding Date (which shall in all respects comply with the Required Terms).

Notwithstanding the foregoing, in the case of any New Aircraft to be financed hereunder on the Issuance Date or the Business Day after the Issuance Date, the Closing Notice therefor may be delivered to the parties hereto on the Issuance Date.

(c)           Upon receipt of a Closing Notice, the Pass Through Trustee shall, and shall cause the applicable Subordination Agent to, enter into and perform their respective obligations under the New Participation Agreement specified in such Closing Notice, provided that such New Participation Agreement and the New Indenture to be entered into pursuant to such New Participation Agreement shall be in the forms thereof annexed to the 2012-2 Note Purchase Agreement (each modified as provided in this Agreement) in all material respects and, if modified in any material respect, as to which Rating Agency Confirmation shall have been obtained from each Rating Agency by the Company (to be delivered by the Company to the Pass Through Trustee on or before the relevant Funding Date, it being understood that if Rating Agency Confirmation shall have been received with respect to any Financing Agreements and such Financing Agreements are utilized for subsequent New Aircraft (or Substitute Aircraft) without material modifications, no additional Rating Agency Confirmation shall be required); provided, however, that the relevant Financing Agreements as executed and delivered shall not vary the Required Terms.  The Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any such Rating Agency Confirmation.  With respect to each New Aircraft, the Company shall cause WTNA (or such other person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as Loan Trustee the Financing Agreements relating to such New Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing

Note Purchase Agreement 2012-3C

Back

Agreements to which the Company is intended to be a party and perform its respective obligations thereunder.

Upon the request of any Rating Agency, the Company shall deliver or cause to be delivered to such Rating Agency a true and complete copy of each Financing Agreement relating to the financing of each New Aircraft together with a true and complete set of the closing documentation (including legal opinions) delivered to the related Loan Trustee, the applicable Subordination Agent and the Pass Through Trustee under the related New Participation Agreement and a true and complete set of the closing documentation (including legal opinions) delivered pursuant to Section 1A(b) of this Agreement.

(d)           The Company agrees that all Series C Equipment Notes issued pursuant to any Indenture relating to a Prior Series shall initially be registered in the name of the Subordination Agent for such Prior Series on behalf of the Pass Through Trustee.

(e)           If after giving any Closing Notice, there shall be a delay in the delivery of the Eligible Aircraft referred to therein, or if on the Scheduled Closing Date of the Eligible Aircraft referred to therein the financing thereof in the manner contemplated hereby shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof.  Concurrently with the giving of such notice of postponement or subsequently, the Company shall give the parties hereto and the Depositary a substitute Closing Notice specifying the date to which the financing of such Eligible Aircraft (or of another Eligible Aircraft of the same model in lieu thereof) shall have been re-scheduled (which shall be a Business Day before the Cut-off Date on which the Escrow Agent shall be entitled to withdraw one or more Deposits under the Deposit Agreement to enable the Pass Through Trustee to fund its purchase of the Series C Equipment Notes).  Upon receipt of any such notice of postponement, the Pass Through Trustee shall comply with its obligations under Section 5.01 of the Trust Supplement and thereafter the financing of such Eligible Aircraft, as specified in such substitute Closing Notice, shall take place on such re-scheduled Closing Date (all on and subject to the terms and conditions of the relevant Financing Agreements) unless further postponed as provided herein.

(f)           Anything in this Section 1 to the contrary notwithstanding, the Company shall have the right to accept delivery of a New Aircraft under the applicable Aircraft Purchase Agreement on the Delivery Date thereof by utilization of bridge financing of such New Aircraft (including cash provided by the Company) and thereafter give the parties hereto and the Depositary a Closing Notice specifying a Funding Date not later than 90 days after the Delivery Date of such New Aircraft and no later than the Cut-off Date and otherwise complying with the provisions of Section 1(b) hereof.  All other terms and conditions of this Note Purchase Agreement shall apply to the financing of any such New Aircraft on the re-scheduled Funding Date therefor except the related Financing Agreements shall be amended to reflect the original delivery of such New Aircraft to the Company.

(g)           If the scheduled delivery date from the Manufacturer for any Eligible Aircraft is delayed more than 30 days beyond the last day of the month set forth opposite such Eligible Aircraft under the heading “Scheduled Delivery Month” in Schedule II hereto, the Company may identify for delivery a substitute aircraft therefor meeting the following conditions

Note Purchase Agreement 2012-3C

Back

(a “Substitute Aircraft”):  (i) a Substitute Aircraft must be of the same model as the Eligible Aircraft being replaced and (ii) the Company shall be obligated to obtain Rating Agency Confirmation in respect of the replacement of any Eligible Aircraft by Substitute Aircraft.  Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the Eligible Aircraft to be replaced shall cease to be subject to this Agreement and all rights and obligations of the parties hereto concerning such Eligible Aircraft shall cease, and such Substitute Aircraft shall become and thereafter be subject to the terms and conditions of this Agreement to the same extent as such Eligible Aircraft.

(h)           The Company shall have no liability for the failure of the Pass Through Trustee to purchase Series C Equipment Notes with respect to any New Aircraft or Substitute Aircraft.

(i)           Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series C Equipment Notes to the Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the Deposit Agreement.

SECTION 2.      Conditions Precedent.  The obligation of the Pass Through Trustee to enter into, and to cause the applicable Subordination Agent to enter into, any New Participation Agreement as directed pursuant to a Closing Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:

(i)           no 2012-2 Triggering Event shall have occurred; and

(ii)           the Company shall have delivered a certificate to the Pass Through Trustee stating (x) that such New Participation Agreement and the other Financing Agreements to be entered into pursuant to such New Participation Agreement do not vary the Required Terms and (y) that any substantive modification of such Financing Agreements from the forms of Financing Agreements contemplated by this Agreement do not materially and adversely affect the Certificateholders, and such certification shall be true and correct.

SECTION 3.      Representations and Warranties.  (a)  The Company represents and warrants that:

(i)  the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a “citizen of the United States” as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Agreement, each Intercreditor Agreement Amendment, each PA Amendment, each Indenture Amendment, each Series C Equipment Note referred to in Section 1A hereof and each Financing Agreement to which it will be a party (each of the foregoing documents being herein called a Transaction Document” and, collectively, the “Transaction Documents”) and to carry out the obligations of the Company under each Transaction Document to which it will be a party;

Note Purchase Agreement 2012-3C

Back

(ii)  the execution and delivery by the Company of each Transaction Document and the performance by the Company of its obligations under each Transaction Document have been duly authorized by the Company and will not violate its Amended and Restated Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;

(iii)  this Agreement constitutes, and each other Transaction Document when executed and delivered by the Company will constitute, the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iv)  Except for the periodic renewal of the registration with the FAA of such Owned Aircraft in the name of the Company under the Act, the filing with the FAA for recordation (and recordation) of the Indenture Amendments under the Act and the filing of continuation statements to continue the effectiveness of the “Financing Statements” (as defined in each Owned Aircraft Indenture), no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the UCC (as defined in the Owned Aircraft Indentures)) is necessary in order to establish and perfect the Loan Trustee’s security interest in each Owned Aircraft as against the Company and any other Person, in each case, in any applicable jurisdictions in the United States;

(v)  The Company is a “U.S. Air Carrier” (as defined in the Owned Aircraft Indentures) and holds all licenses, permits and franchises from the appropriate Government Entities necessary to authorize the Company to lawfully engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not give rise to a “Material Adverse Change” (as defined in the Owned Aircraft Indentures) to the Company;

(vi)  The Company is not an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(vii)  Neither the Company nor any person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security (as defined in the Owned Aircraft Indentures) relating to the ownership of the Owned Aircraft, or any of the Series C Equipment Notes or any other interest in or security under the Owned Aircraft Indentures, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any person in violation of the “Securities Act” (as defined in the Owned Aircraft Indentures); and

Note Purchase Agreement 2012-3C

Back

(viii)  The applicable Loan Trustee is entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of each Owned Aircraft and to enforce any of its other rights or remedies as provided in the Owned Aircraft Indentures in the event of a case under Chapter 11 of the Bankruptcy Code in which the Company is a debtor.

(b)           WTNA represents and warrants that:

(i)  WTNA is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and is a “citizen of the United States” as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Transaction Document to which it will be a party and to carry out the obligations of WTNA, in its capacity as 2012-2 Subordination Agent, Pass Through Trustee, Loan Trustee or Paying Agent, as the case may be, under each Transaction Document to which it will be a party;

(ii)  the execution and delivery by WTNA, in its capacity as 2012-2 Subordination Agent, Pass Through Trustee, Loan Trustee or Paying Agent, as the case may be, of each Transaction Document and the performance by WTNA, in its capacity as 2012-2 Subordination Agent, Pass Through Trustee, Loan Trustee or Paying Agent, as the case may be, of its obligations under each Transaction Document have been duly authorized by WTNA, in its capacity as 2012-2 Subordination Agent, Pass Through Trustee, Loan Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii)  this Agreement constitutes, and each other Transaction Document to which it will be a party when executed and delivered by WTNA will constitute, the legal, valid and binding obligations of WTNA, in its capacity as 2012-2 Subordination Agent, Pass Through Trustee, Loan Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(c)           The Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 5.04 of the Trust Supplement are true and correct as of the date hereof.

Note Purchase Agreement 2012-3C

Back

(d)           The 2012-2 Subordination Agent represents and warrants that:

(i)  the 2012-2 Subordination Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located pertaining to its banking, trust and fiduciary powers to execute and deliver each Transaction Document to which it is or will be a party and to perform its obligations under each Transaction Document to which it is or will be a party;

(ii)  this Agreement has been duly authorized, executed and delivered by the 2012-2 Subordination Agent; this Agreement constitutes, and each other Transaction Document to which it will be a party when executed and delivered by it will constitute, the legal, valid and binding obligations of the 2012-2 Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iii)  none of the execution, delivery and performance by the 2012-2 Subordination Agent of any Transaction Document to which it is or will be a party contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the 2012-2 Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the 2012-2 Subordination Agent and do not contravene the 2012-2 Subordination Agent’s articles of association or by-laws or result in any breach of, or constitute a default under, any agreement or instrument to which the 2012-2 Subordination Agent is a party or by which it or any of its properties may be bound;

(iv)  neither the execution and delivery by the 2012-2 Subordination Agent of this Agreement or any other Transaction Document to which it is or will be a party nor the consummation by the 2012-2 Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the 2012-2 Subordination Agent’s banking, trust or fiduciary powers;

(v)  there are no Taxes payable by the 2012-2 Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the 2012-2 Subordination Agent of this Agreement or any other Transaction Document to which it is or will be party (other than franchise or other taxes based on or measured by any fees or compensation received by the 2012-2 Subordination Agent for services rendered in connection with the

Note Purchase Agreement 2012-3C

Back

transactions contemplated by the Intercreditor Agreements or any of the Liquidity Facilities (as defined in the 2012-2 Note Purchase Agreement)) and there are no Taxes payable by the 2012-2 Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the 2012-2 Subordination Agent of any of the Series C Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the 2012-2 Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreements or any of the Liquidity Facilities (as defined in the 2012-2 Note Purchase Agreement)); and

(vi)  there are no pending or threatened actions or proceedings against the 2012-2 Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the 2012-2 Subordination Agent to perform its obligations under this Agreement or any other Transaction Document to which it is or will be a party.

(e)           WTC represents and warrants that:

(i)  WTC is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a “citizen of the United States” as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its trust and fiduciary powers to execute and deliver each Transaction Document to which it will be a party and to carry out the obligations of WTC, in its capacity as 2012-1 Subordination Agent or Loan Trustee, as the case may be, under each Transaction Document to which it will be a party;

(ii)  the execution and delivery by WTC, in its capacity as 2012-1 Subordination Agent or Loan Trustee, as the case may be, of each Transaction Document and the performance by WTC, in its capacity as 2012-1 Subordination Agent or Loan Trustee, as the case may be, of its obligations under each Transaction Document have been duly authorized by WTC, in its capacity as 2012-1 Subordination Agent or Loan Trustee, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii)  this Agreement constitutes, and each other Transaction Document to which it will be a party when executed and delivered by WTC will constitute, the legal, valid and binding obligations of WTC, in its capacity as 2012-1 Subordination Agent or Loan Trustee, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

Note Purchase Agreement 2012-3C

Back

(f)           The 2012-1 Subordination Agent represents and warrants that:

(i)  the 2012-1 Subordination Agent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its trust and fiduciary powers to execute and deliver each Transaction Document to which it is or will be a party and to perform its obligations under each Transaction Document to which it is or will be a party;

(ii)  this Agreement has been duly authorized, executed and delivered by the 2012-1 Subordination Agent; this Agreement constitutes, and each other Transaction Document to which it will be a party when executed and delivered by it will constitute, the legal, valid and binding obligations of the 2012-1 Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iii)  none of the execution, delivery and performance by the 2012-1 Subordination Agent of any Transaction Document to which it is or will be a party contravenes any law, rule or regulation of the State of Delaware or any United States governmental authority or agency regulating the 2012-1 Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the 2012-1 Subordination Agent and do not contravene the 2012-1 Subordination Agent’s articles of association or by-laws or result in any breach of, or constitute a default under, any agreement or instrument to which the 2012-1Subordination Agent is a party or by which it or any of its properties may be bound;

(iv)  neither the execution and delivery by the 2012-1 Subordination Agent of this Agreement or any other Transaction Document to which it is or will be a party nor the consummation by the 2012-1 Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Delaware governmental authority or agency or any federal governmental authority or agency regulating the 2012-1 Subordination Agent’s banking, trust or fiduciary powers;

(v)  there are no Taxes payable by the 2012-1 Subordination Agent imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the 2012-1 Subordination Agent of this Agreement or any other Transaction Document to which it is or will be a party (other than franchise or other taxes based on or measured by any fees or compensation received by the 2012-1 Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreements or any of the Liquidity Facilities (as defined in the

Note Purchase Agreement 2012-3C

Back

2012-1 Note Purchase Agreement)), and there are no Taxes payable by the 2012-1 Subordination Agent imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by the 2012-1 Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the 2012-1 Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities (as defined in the 2012-1 Note Purchase Agreement)); and

(vi)  there are no pending or threatened actions or proceedings against the 2012-1 Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the 2012-1 Subordination Agent to perform its obligations under this Agreement or any other Transaction Document to which it is or will be a party.

(g)           The Escrow Agent represents and warrants that:

(i)  the Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and the state of the United States in which it is located pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement, the Deposit Agreement and the Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

(ii)  the execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii)  each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(h)           The Paying Agent represents and warrants that:

(i)  the Paying Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States of America and has the full corporate power, authority and legal right under the laws of the United States and the state of the United States in which it is located

Note Purchase Agreement 2012-3C

Back

pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and the Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

(ii)  the execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii)  each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

SECTION 4.      Covenants.  (a)  The Company covenants with each of the other parties hereto that:

(i)  promptly upon the recordation of the Indenture Amendments pursuant to the Act, the Company will cause Lytle Soulé & Curlee, special counsel in Oklahoma City, Oklahoma, to deliver to the Company, the Pass Through Trustee and the Loan Trustee with respect to each Owned Aircraft Indenture a favorable opinion or opinions addressed to each of them with respect to such recordation;

(ii)  subject to Section 4(a)(iv) of this Agreement, the Company shall at all times maintain its corporate existence and shall not wind up, liquidate or dissolve or take any action, or fail to take any action, that would have the effect of any of the foregoing;

(iii)  the Company shall at all times remain a U.S. Air Carrier (as defined in the Financing Agreements) and shall at all times be otherwise certificated and registered to the extent necessary to entitle the Loan Trustee to the rights afforded to secured parties of aircraft equipment under Section 1110;

(iv)  Section 4.07 of each Indenture is hereby incorporated by reference herein;

(v)  the Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-off Date no later than one Business Day after the date thereof, such notice to refer specifically to the Pass Through Trustee’s obligation to assign, transfer and deliver all of its right, title and interest to the Trust Property (as defined in the Pass Through Trust Agreement) to the trustee of the Related Trust (as defined in the Pass Through Trust Agreement) in accordance with Section 7.01 of each of the Trust Supplements;

(vi)  the Company shall not (x) redeem and re-issue any Series C Equipment Notes pursuant to any Indenture covered by a Prior Series or (y) after the scheduled maturity date

Note Purchase Agreement 2012-3C

Back

of the Series C Equipment Notes of a Prior Series, issue any “Additional Series Equipment Notes” (as defined in the Indentures of such Prior Series) with ranking substantially the same as such Series C Equipment Notes of such Prior Series, (A) unless it shall have obtained written confirmation from each Rating Agency that the reissuance of such Equipment Notes will not result in (1) a reduction of the rating for any class of pass through certificates of such Prior Series then rated by any Rating Agency that will remain outstanding below the then current rating for such class of pass through certificates or (2) a withdrawal or suspension of the rating of any class of pass through certificates of such Prior Series then rated by any Rating Agency that will remain outstanding and (B) if any Series C Equipment Note of the other Prior Series is outstanding and an “Event of Default” (as defined in the Indenture under which such Series C Equipment Note of the other Prior Series was issued) then exists.  Any reissuance of the Series C Equipment Notes or issuance of such “Additional Series Equipment Notes” shall be subject to the terms of Section 9.1(c) or Section 9.1(d), respectively, of the applicable Intercreditor Agreement; and

(vii)  If (x) the Depositary’s short-term unsecured debt rating by Moody’s Investors Service, Inc. shall at any time fall below P-1 or its long-term issuer credit rating by either Standard & Poor’s Ratings Services or Fitch Ratings Ltd. shall at any time fall below A- (such minimum ratings, the “Depositary Threshold Ratings”) or any such rating has been withdrawn or suspended or (y) the Company or the Depositary, in its sole discretion, gives written notice to the other of its election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank (a “Replacement Depositary”) on the following terms and preconditions:

(A)           the Replacement Depositary must meet the Depositary Threshold Ratings and the Company shall have obtained written confirmation from each Rating Agency with respect to the Certificates that such replacement will not cause a reduction of any rating then in effect for the Certificates by such Rating Agency (without regard to any downgrading of any rating of the Depositary being replaced);

(B)           the Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary and, except as expressly provided in clause (C) below, the Company shall pay any up-front fee of the Replacement Depositary and (without limitation of the foregoing) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including without limitation all amounts payable to the Rating Agencies) incurred in connection with such replacement;

(C)           solely in the case of the Depositary making an election in its discretion that it be replaced (and without limitation of clause (A) above), (x) the notice given by the Depositary to the Company shall nominate a Replacement Depositary, which shall satisfy all of terms and preconditions of this Section 4(a)(vii) (and the Company shall have the right to utilize such nominee as the Replacement Depositary or to select another Replacement Depositary), (y) the fees, expenses, indemnities and other amounts payable to the Replacement Depositary upon its execution of the Replacement Deposit Agreement or thereafter shall not to any extent exceed those which would have been payable to the Depositary had such replacement not occurred (it being specifically understood and agreed that any up-front fee of the Replacement Depositary shall be paid by the replaced Depositary, provided that, if the Company selects a Replacement Depositary other than the nominee of the replaced Depositary and the upfront fee

Note Purchase Agreement 2012-3C

Back

of such selection exceeds that of such nominee, the Company shall pay such excess), and (without limitation of the foregoing) the replaced Depositary shall pay all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including without limitation all amounts payable to the Rating Agencies) incurred in connection with such replacement, and (z) the Replacement Depositary shall be willing to enter into a Replacement Deposit Agreement for the Certificates with the Escrow Agent having the same terms and conditions (including without limitation as to the interest to be paid on the Deposits) as the Deposit Agreement to which the Depositary is a party; and

(D)           the Company or, in the case of the Depositary making an election that it be replaced (unless the Company shall have selected such Replacement Depositary), the Depositary, shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for the Certificates with the Escrow Agent (and, upon request of the Company, the Escrow Agent agrees to enter into any such Replacement Deposit Agreement) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.

Upon satisfaction of the foregoing conditions, the Company shall instruct the Pass Through Trustee, and the Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreement).

Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Agreement, the Escrow and Paying Agent Agreement and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreement with the Replacement Deposit Agreement.

Upon the execution and delivery of the Replacement Deposit Agreement, the Replacement Depositary shall be deemed to be the Depositary with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreement shall be deemed to be the Deposit Agreement hereunder and under the other Operative Agreements, except that the obligations of the replaced Depositary under its Deposit Agreement resulting from the delivery of any Withdrawal Notice delivered thereunder shall remain in full force and effect notwithstanding the execution and delivery of the Replacement Deposit Agreement.

(viii)  the Company will promptly furnish to each Underwriter, the Pass Through Trustee or any Subordination Agent, upon its written request, copies of each Owned Aircraft Participation Agreement and Owned Aircraft Indenture, provided that the Company shall be obligated to furnish such copies to each Underwriter only once;

(ix)           Promptly after the occurrence of a Triggering Event under a Prior Series or an Indenture Default under a Prior Series resulting from the failure of the Company to make

Note Purchase Agreement 2012-3C

Back

payments on any Series C Equipment Note and on every applicable Regular Distribution Date under such Prior Series while the Triggering Event or such Indenture Default shall be continuing, the Company will, at the request of the Subordination Agent under such Prior Series from time to time but in any event no more frequently than once every three months, provide to the requesting Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture under such Prior Series:  (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject).  As used in this clause (ix), the terms “Triggering Event”, “Indenture Default” and “Regular Distribution Date” shall have the respective meanings set forth in the Intercreditor Agreement for the applicable Prior Series.

(b)           WTNA, in its individual capacity, covenants with each of the other parties to this Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a “citizen of the United States” as defined in Section 40102(a)(15) of the Act and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith.  Upon WTNA giving any such notice, WTNA shall, subject to Section 9.01 of any Indenture then in effect of the Prior Series designated “Series 2012-2”, resign as Loan Trustee in respect of such Indenture.

(c)           WTC, in its individual capacity, covenants with each of the other parties to this Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a “citizen of the United States” as defined in Section 40102(a)(15) of the Act and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith.  Upon WTC giving any such notice, WTC shall, subject to Section 9.01 of any Indenture then in effect of the Prior Series designated “Series 2012-1”, resign as Loan Trustee in respect of such Indenture.

SECTION 5.     Notices.  Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being delivered personally or, if promptly confirmed by mail, when dispatched by facsimile or other written telecommunication, addressed to such party hereto at its address or facsimile number set forth below the signature of such party at the foot of this Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

SECTION 6.     Expenses.  So long as no Series C Equipment Notes have been issued in respect of any New Aircraft, the Company agrees to pay (i) all compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreement, and (ii) in the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.

Note Purchase Agreement 2012-3C

Back

SECTION 7.     Further Assurances.  Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Agreement.

SECTION 8.     Miscellaneous.  (a)  Provided that the transactions contemplated hereby have been consummated, in whole or in part, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, each Subordination Agent, the Escrow Agent, Paying Agent and the Pass Through Trustee, and the Company’s, each Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and the Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

(b)           This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart).  Each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.  Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.  The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under the Pass Through Trust Agreement, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreement, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and each Subordination Agent and its successors as Subordination Agent under the applicable Intercreditor Agreement.

(c)           This Agreement is not intended to, and shall not, provide any person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 6 hereof and the Depositary as a beneficiary of Section 4(a)(vii)) with any rights of any nature whatsoever against any of the parties hereto, and no person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 6 hereof and the Depositary as a beneficiary of Section 4(a)(vii)) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Agreement.  To the extent that this Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 6 hereof (including, but not limited to rights, powers, privileges, benefits, interests, remedies and claims under Section 6) or to the Depositary with respect to Section 4(a)(vii), each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.

Note Purchase Agreement 2012-3C

Back

SECTION 9.    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

Note Purchase Agreement 2012-3C

Back

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONTINENTAL AIRLINES, INC.

By	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Senior Vice President Finance and Treasurer

Address:	77 W. Wacker Drive Chicago, IL 60601 Attention: Treasurer Facsimile: (312) 997-8333

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee

By	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Banking Officer

Address:	1100 North Market Street Wilmington, Delaware 19890-1605 Attention: Corporate Trust Administration Facsimile: (302) 636-4140

Note Purchase Agreement 2012-3C

Back

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent under the Intercreditor Agreement (2012-2)

By	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Banking Officer

Address:	1100 North Market Street Wilmington, Delaware 19890-1605 Attention: Corporate Trust Administration Facsimile: (302) 636-4140

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent under the Intercreditor Agreement (2012-1)

By	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Financial Services Officer

Address:	1100 North Market Street Wilmington, Delaware 19890-1605 Attention: Corporate Trust Administration Facsimile: (302) 636-4140

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent

By	/s/ David W. Doucette
Name:	David W. Doucette
Title:	Vice President

Note Purchase Agreement 2012-3C

Back

Address:	Boston, MA Office One Federal Street, 3rd Floor EX-MA-FED Boston, MA 02110 Attention: David W. Doucette Facsimile: (617) 603-6672

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Paying Agent

By	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Banking Officer

Address:	1100 North Market Street Wilmington, Delaware 19890-1605 Attention: Corporate Trust Administration Facsimile: (302) 636-4140

Note Purchase Agreement 2012-3C

Back

SCHEDULE I to
Note Purchase Agreement

OWNED AIRCRAFT

	Owned Aircraft
Owned Aircraft Indenture	Aircraft Model	U.S. Reg. No.	Prior Series	Original Principal Amount of Series C Equipment Notes
Trust Indenture and Mortgage 432	Boeing 737-924ER	N75432	2012-1	$6,274,000
Trust Indenture and Mortgage 433	Boeing 737-924ER	N75433	2012-1	$6,220,000
Trust Indenture and Mortgage 435	Boeing 737-924ER	N75435	2012-1	$6,112,000
Trust Indenture and Mortgage 447	Boeing 737-924ER	N36447	2012-1	$7,543,000
Trust Indenture and Mortgage 449	Boeing 737-924ER	N81449	2012-1	$7,592,000
Trust Indenture and Mortgage 448	Boeing 737-924ER	N78448	2012-1	$7,576,000
Trust Indenture and Mortgage 451	Boeing 737-924ER	N38451	2012-1	$7,635,000
Trust Indenture and Mortgage 450	Boeing 737-924ER	N39450	2012-1	$7,622,000
Trust Indenture and Mortgage 452	Boeing 737-924ER	N68452	2012-1	$7,669,000
Trust Indenture and Mortgage 453	Boeing 737-924ER	N68453	2012-1	$7,674,000
Trust Indenture and Mortgage 454	Boeing 737-924ER	N38454	2012-1	$7,700,000
Trust Indenture and Mortgage 455	Boeing 737-924ER	N34455	2012-1	$7,708,000
Trust Indenture and Mortgage 456	Boeing 737-924ER	N37456	2012-1	$7,802,000
Trust Indenture and Mortgage 457	Boeing 737-924ER	N28457	2012-1	$7,802,000
Trust Indenture and Mortgage 458	Boeing 737-924ER	N38458	2012-1	$7,683,000
Trust Indenture and Mortgage 459	Boeing 737-924ER	N38459	2012-1	$7,858,000
Trust Indenture and Mortgage 460	Boeing 737-924ER	N34460	2012-1	$7,871,000

Note Purchase Agreement 2012-3C

Back

	Owned Aircraft
Owned Aircraft Indenture	Aircraft Model	U.S. Reg. No.	Prior Series	Original Principal Amount of Series C Equipment Notes
Trust Indenture and Mortgage 904	Boeing 787-8	N20904	2012-1	$17,774,000
Trust Indenture and Mortgage 906	Boeing 787-8	N26906	2012-1	$18,072,000
Trust Indenture and Mortgage 902	Boeing 787-8	N26902	2012-1	$18,615,000
Trust Indenture and Mortgage 905	Boeing 787-8	N45905	2012-1	$18,753,000
Trust Indenture and Mortgage 461	Boeing 737-924ER	N39461	2012-2	$8,906,000
Trust Indenture and Mortgage 462	Boeing 737-924ER	N37462	2012-2	$8,906,000
Trust Indenture and Mortgage 463	Boeing 737-924ER	N39463	2012-2	$8,916,000
Trust Indenture and Mortgage 464	Boeing 737-924ER	N37464	2012-2	$8,916,000
Trust Indenture and Mortgage 903	Boeing 787-8	N27903	2012-2	$21,279,000

Note Purchase Agreement 2012-3C

2

Back

SCHEDULE II to
Note Purchase Agreement

ELIGIBLE AIRCRAFT AND SCHEDULED DELIVERY MONTHS

New Aircraft Type	Expected Registration Number	Expected Manufacturer’s Serial Number	Scheduled Delivery Month
Boeing 737-924ER	N37465	36599	January 2013
Boeing 737-924ER	N37466	31644	January 2013
Boeing 737-924ER	N38467	33537	February 2013
Boeing 737-924ER	N37468	32836	February 2013
Boeing 737-924ER	N36469	36600	March 2013
Boeing 737-924ER	N37470	37099	March 2013
Boeing 737-924ER	N37471	37102	April 2013
Boeing 737-924ER	N36472	31653	April 2013
Boeing 737-924ER	N38473	38702	May 2013
Boeing 737-924ER	N37474	31648	May 2013
Boeing 737-924ER	N39475	38703	June 2013
Boeing 737-924ER	N36476	37100	June 2013
Boeing 737-924ER	N27477	31647	July 2013
Boeing 737-924ER	N38479	31649	July 2013
Boeing 787-8	N27901	34821	December 2012
Boeing 787-8	N29907	34830	July 2013
Boeing 787-8	N27908	36400	September 2013

Note Purchase Agreement 2012-3C

Back

SCHEDULE III to
Note Purchase Agreement

ORIGINAL INTERCREDITOR AGREEMENTS

1.
Intercreditor Agreement, dated as of March 22, 2012, among Wilmington Trust Company, as Class A Trustee and Class B Trustee with respect to the Pass Through Trust Certificates, Series 2012-1; Natixis S.A., acting through its New York Branch (as assignee of Credit Suisse AG, New York Branch), as Class A Liquidity Provider and Class B Liquidity Provider (as defined therein); and Wilmington Trust Company, as Subordination Agent and trustee.

2.
Intercreditor Agreement, dated as of October 3, 2012, among Wilmington Trust, National Association, as Class A Trustee and Class B Trustee with respect to the Pass Through Trust Certificates, Series 2012-2; Natixis S.A., acting through its New York branch, as Class A Liquidity Provider and Class B Liquidity Provider (as defined therein); and Wilmington Trust, National Association, as Subordination Agent and trustee.

Note Purchase Agreement 2012-3C

Back

SCHEDULE IV TO
Note Purchase Agreement

REQUIRED TERMS

Equipment Notes

Obligor:                      Continental

Maximum Principal Amount:

The initial principal amount of the Series C Equipment Notes issued with respect to a New Aircraft shall be as set forth in the following table for such New Aircraft or, in the case of the last scheduled delivery of the Boeing 787-8 Eligible Aircraft eligible to be financed under the Series 2012-2 with expected registration number N27908, as set forth in the table below for an Eligible Aircraft of the same model eligible to be financed under the Series 2012-2 that has not been and will not be financed under the Series 2012-2:

New Aircraft Type	Expected Registration Number	Original Principal Amount of Series C Equipment Notes
Boeing 737-924ER	N37465	$8,940,000
Boeing 737-924ER	N37466	$8,940,000
Boeing 737-924ER	N38467	$8,949,000
Boeing 737-924ER	N37468	$8,949,000
Boeing 737-924ER	N36469	$8,960,000
Boeing 737-924ER	N37470	$8,960,000
Boeing 737-924ER	N37471	$8,984,000
Boeing 737-924ER	N36472	$8,984,000
Boeing 737-924ER	N38473	$8,994,000
Boeing 737-924ER	N37474	$8,994,000
Boeing 737-924ER	N39475	$9,004,000
Boeing 737-924ER	N36476	$9,004,000
Boeing 737-924ER	N27477	$9,028,000
Boeing 737-924ER	N38479	$9,028,000
Boeing 787-8	N27901	$21,279,000
Boeing 787-8	N29907	$21,525,000

Schedule IV: Required Terms [NPA 2012-3C EETC]

Back
BACK

Series C Equipment Note Final Maturity Date:	April 29, 2018, with no scheduled amortization.

Indenture

Debt Rate (as such term is defined in Annex A of the applicable New Indenture (the “Indenture Form”)) for Series C (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears):  6.125%

Payment Due Rate:	Debt Rate plus 2% per annum

Payment Dates:	April 29 and October 29

Make-Whole Premiums:	As provided in Article II of the Indenture Form

Redemption:	As provided in Article II of the Indenture Form

All-risk hull insurance:
Not less than the unpaid principal amount of the Equipment Notes relating to an Aircraft, together with six months of interest accrued thereon, subject to Continental’s right to self-insure on terms no more favorable to Continental in any material respect than those set forth in Section G of Annex B to the Indenture Form.

Participation Agreement

Mortgagee, applicable Subordination Agent, applicable Liquidity Providers, each applicable pass through trustee and escrow agent, Pass Through Trustee, Escrow Agent and Note Holders indemnified against Expenses and Taxes to the extent set forth in Section 8 of the applicable New Participation Agreement (the “Participation Agreement Form”).

Prohibited Modifications

1.
May not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Note Holders or the Related Note Holders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft or, to the extent assigned thereunder, Continental’s rights under the Purchase Agreement (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby or otherwise modify in any material adverse respect as regards the interests of the Note Holders, the Related Note Holder of a Related Series A Equipment Note, the Related Note Holder of a Related Series B Equipment Note, the Related Note Holder of a Related Additional Series Equipment Note, the applicable Subordination Agent, the applicable Liquidity Providers or the Mortgagee the provisions of Article II or III or Section 4.05(c), 5.01, 5.02, 6.02, 10.01(a), 10.01(b)(vii), 11.01, 11.04, 11.11, 11.12 or 11.13 of the Indenture Form or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.
May not modify in any material adverse respect as regards the interests of the Note Holders, the applicable Subordination Agent, the applicable Liquidity Providers or the Mortgagee the provisions of Section 4.1.3, 4.1.8, 4.1.9, 4.1.10, 4.1.11, 6.1.3(b), 6.3, 10, 12.8(a) or 12.9 of the Participation Agreement Form, of the provisions of Section 4.1.2(x) of the Participation Agreement Form so as to

Schedule IV: Required Terms [NPA 2012-3C EETC]

Back
BACK

eliminate the requirement to deliver to the applicable Subordination Agent or the Mortgagee, as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or of the provisions of Section 6.4.5(a)(ii) of the Participation Agreement Form as regards the rights of the Mortgagee thereunder or otherwise modify the terms of the Participation Agreement Form to deprive the Trustee, any applicable pass through trustee, the applicable Subordination Agent, the applicable Liquidity Providers or the Mortgagee of any indemnity or right of reimbursement in its favor for Expenses or Taxes.

Notwithstanding the foregoing, any form of Financing Agreement may be modified to correct or supplement any such provision which may be defective or to cure any ambiguity or correct any mistake, provided that any such action shall not materially adversely affect the interests of the Note Holders, the Related Note Holder of a Related Series A Equipment Note, the Related Note Holder of a Related Series B Equipment Note, the Related Note Holder of a Related Additional Series Equipment Note, the applicable Subordination Agent, the applicable Liquidity Providers, the Mortgagee or the Certificateholders.

Schedule IV: Required Terms [NPA 2012-3C EETC]

Back
BACK
ANNEX A to
Note Purchase Agreement

DEFINITIONS

“2012-1 Note Purchase Agreement” means the Note Purchase Agreement, dated March 22, 2012, among the Company, WTC as pass through trustee under the pass through trust agreements referred to therein, WTC as subordination agent, U.S. Bank National Association as escrow agent and WTC as paying agent.

“2012-1 Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“2012-2 Note Purchase Agreement” means the Note Purchase Agreement, dated October 3, 2012, among the Company, WTNA as pass through trustee under the pass through trust agreements referred to therein, WTNA as subordination agent, U.S. Bank National Association as escrow agent and WTNA as paying agent.

“2012-2 Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“2012-2 Triggering Event” means a “Triggering Event” as defined in the Intercreditor Agreement for the Prior Series 2.

“Act” means 49 U.S.C. §§ 40101-46507.

“Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Aircraft Purchase Agreement” means, with respect to any Boeing 787-8 aircraft, the Purchase Agreement No. 2484, dated as of December 29, 2004, and with respect to any Boeing 737-924ER aircraft, the Purchase Agreement No. 1951, dated as of July 23, 1996, each as amended, between the Company and the Manufacturer (in each case including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq.

“Basic Pass Through Trust Agreement” means the Pass Through Trust Agreement, dated October 3, 2012, between the Company and WTNA, as Pass Through Trustee, as such agreement may be supplemented, amended or modified, but does not include any Trust Supplement.

“Business Day” means any day, other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Chicago, Illinois, Wilmington, Delaware or Boston, Massachusetts.

“Certificates” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

Annex A (NPA 2012-3)

Back
BACK

“Certificateholder” means the Person in whose name a Certificate is registered in the Register.

“Class” means the class of Certificates issued by the Pass Through Trust.

“Closing Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Company” means Continental Airlines, Inc., a Delaware corporation.

“Cut-off Date” means the earlier of (a) the day after the Delivery Period Termination Date and (b) the date on which a 2012-2 Triggering Event occurs.

“Delivery Date” means the Business Day on which a New Aircraft is delivered to and accepted by the Company.

“Delivery Period Termination Date” means the earlier of (a) December 31, 2013 (provided that, if a labor strike occurs or continues at the Manufacturer after the Prior Issuance Date and on or prior to such date referred to in this clause (a), such date on or following the Prior Issuance Date shall be extended by adding thereto the number of days that such strike continued in effect after the Prior Issuance Date, but not more than 60 days), and (b) the date on which Series C Equipment Notes issued with respect to all of the New Aircraft (including any Substitute Aircraft in lieu of any Eligible Aircraft) have been purchased by the Pass Through Trustee in accordance with the Note Purchase Agreement.

“Deposits” has the meaning set forth in the tenth recital to the Note Purchase Agreement.

“Deposit Agreement” has the meaning set forth in the tenth recital to the Note Purchase Agreement.

“Depositary” means Natixis S.A., acting through its New York Branch.

“Depositary Threshold Ratings” has the meaning set forth in Section 4(a)(vii) of the Note Purchase Agreement.

“Eligible Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of such Indenture or any related Indenture Amendment) and any Equipment Note issued under any Indenture in exchange for or replacement of any other Equipment Note.

“Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.

Annex A (NPA 2012-3)

Back
BACK

“Escrow and Paying Agent Agreement” has the meaning set forth in the tenth recital to the Note Purchase Agreement.

“FAA” means the Federal Aviation Administration of the United States.

“Financing Agreements” means, collectively, the Participation Agreement, the Indenture and the Equipment Notes issued thereunder.

“Funding Date” has the meaning set forth in Section 1(b)(i) of the Note Purchase Agreement.

“Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

“Indenture” means a New Indenture or an Owned Aircraft Indenture.

“Indenture Amendment” means an amendment to an Owned Aircraft Indenture substantially in the form of Exhibit C-1, in the case of any Owned Aircraft Indenture relating to the Prior Series 1, or substantially in the form of Exhibit C-2, in the case of any Owned Aircraft Indenture relating to the Prior Series 2, to the Note Purchase Agreement.

“Initial Deposits” has the meaning set forth in the tenth recital to the Note Purchase Agreement.

“Intercreditor Agreements” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Intercreditor Agreement Amendment” means, in the case of an Intercreditor Agreement for a Prior Series, Amendment No. 1 to the Intercreditor Agreement, dated the Issuance Date, among the Company, the Pass Through Trustee and the subordination agent for such Prior Series, providing for, among other things, the Pass Through Trustee to become a party to such Intercreditor Agreement.

“Issuance Date” means the date of the original issuance of the Certificates.

“Law” means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

“Loan Trustee” means the “Mortgagee” as defined in the Financing Agreements.

“Manufacturer” means The Boeing Company, a Delaware corporation, solely in its capacity as manufacturer or seller of New Aircraft.

“New Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

Annex A (NPA 2012-3)

Back
BACK

“New Indenture” means a Trust Indenture and Mortgage substantially in the form of Exhibit C to the 2012-2 Note Purchase Agreement (modified as provided in the Indenture Amendment for the Prior Series 2).

“New Participation Agreement” means a Participation Agreement substantially in the form of Exhibit B to the 2012-2 Note Purchase Agreement (modified as provided in the PA Amendment for the Prior Series 2), and also as modified as provided in Exhibit B-3 to the Note Purchase Agreement.

“Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached.

“Notice of Purchase Withdrawal” with respect to the Deposit Agreement, has the meaning set forth in Section 2.3 thereof.

“Operative Agreements” means, collectively, the Pass Through Trust Agreement, the Escrow and Paying Agent Agreement, the Deposit Agreement, the Intercreditor Agreements, the Series C Equipment Notes, the Certificates and the Financing Agreements.

“Original Intercreditor Agreements” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Owned Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Owned Aircraft Indenture” means, in the case of any Owned Aircraft, the indenture corresponding thereto listed on Schedule I to the Note Purchase Agreement, as amended by the related Indenture Amendment.

“Owned Aircraft Participation Agreement” means, in the case of any Owned Aircraft, the “Participation Agreement” as defined in the Owned Aircraft Indenture corresponding to such Owned Aircraft, as amended by the related PA Amendment.

“PA Amendment” means an amendment to an Owned Aircraft Participation Agreement substantially in the form of Exhibit B-1 to the Note Purchase Agreement, in the case of any Owned Aircraft Participation Agreement relating to the Prior Series 1, or substantially in the form of Exhibit B-2 to the Note Purchase Agreement, in the case of any Owned Aircraft Participation Agreement relating to the Prior Series 2.

“Participation Agreement” means a New Participation Agreement or an Owned Aircraft Participation Agreement.

“Paying Agent Agreements” has the meaning set forth in Section 3(h)(i) of the Note Purchase Agreement.

“Pass Through Trust” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

Annex A (NPA 2012-3)

Back
BACK

“Pass Through Trust Agreement” means the Trust Supplement referred to in the fifth recital to the Note Purchase Agreement, together with the Basic Pass Through Trust Agreement, dated as of the Issuance Date, by and between the Company and Pass Through Trustee.

“Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

“Prior Issuance Date” means October 3, 2012.

“Prior Series” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Prior Series 1” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Prior Series 2” has the meaning set forth in the second recital to the Note Purchase Agreement.

“Rating Agencies” means, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate a class of pass through certificates and which shall then be rating such certificates.  The initial Rating Agencies with respect to the Certificates will be Moody’s Investors Service, Inc., Fitch Ratings Ltd. and Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Rating Agency Confirmation” means, with respect to (1) any Financing Agreement that has been modified in any material respect from the forms thereof attached to the 2012-2 Note Purchase Agreement (in each case other than as required to be modified pursuant to Section 1 or Section 1A of the Note Purchase Agreement), or (2) a Substitute Aircraft, a written confirmation from each of the Rating Agencies with respect to the Certificates that (1) the use of such Financing Agreement with such modifications or (2) the substituting of such Substitute Aircraft for an Eligible Aircraft, whichever of the foregoing shall in a particular case require Rating Agency Confirmation, would not result in (i) a reduction of the rating for the Certificates below the then current rating for the Certificates or (ii) a withdrawal or suspension of the rating of the Certificates.

“Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Pass Through Trust.

“Replacement Deposit Agreement” means a deposit agreement substantially in the form of the replaced Deposit Agreement as shall permit the Rating Agencies with respect to the Certificates to confirm in writing their respective ratings then in effect for the Certificates (before the downgrading of such ratings, if any, as a result of the downgrading of the Depositary, if applicable).

Annex A (NPA 2012-3)

Back
BACK

“Replacement Depositary” has the meaning set forth in Section 4(a)(vii) of the Note Purchase Agreement.

“Required Terms” means the terms set forth on Schedule IV to the Note Purchase Agreement.

“Scheduled Closing Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Section 1110” means 11 U.S.C. § 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy Law in effect from time to time.

“Series C Equipment Notes” means the “Series C Equipment Notes” as defined in each Indenture.

“Subordination Agents” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Substitute Aircraft” has the meaning set forth in Section 1(g) of the Note Purchase Agreement.

“Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

“Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

“Transaction Document” has the meaning set forth in Section 3(a)(i) of the Note Purchase Agreement.

“Trust Supplement” means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (i) a separate trust is created for the benefit of the holders of the pass through certificates of a class, (ii) the issuance of the pass through certificates of such class representing fractional undivided interests in such trust is authorized and (iii) the terms of the pass through certificates of such class are established.

“Underwriters” has the meaning set forth in the seventh recital to the Note Purchase Agreement.

“Underwriting Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement.

“WTC” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“WTNA” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

Annex A (NPA 2012-3)

Back
BACK

EXHIBIT A
TO
NOTE PURCHASE AGREEMENT

CLOSING NOTICE

Dated as of [_________]

To each of the addressees listed
in Schedule A hereto

Re:	Closing Notice in accordance with Note Purchase Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement, dated as of December 27, 2012, among Continental Airlines, Inc. (the “Company”), Wilmington Trust, National Association, as Pass Through Trustee under the  Pass Through Trust Agreement (as defined therein) (the “Pass Through Trustee”), Wilmington Trust Company, as Subordination Agent under the Intercreditor Agreement (2012-1) dated as of March 22, 2012, Wilmington Trust, National Association, as Subordination Agent under the Intercreditor Agreement (2012-2) dated as of October 3, 2012 (the “Intercreditor Agreement (2012-2)”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and Wilmington Trust, National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement (2012-2).

Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the Boeing Model [_______] aircraft with manufacturer’s serial number [______] (the “Aircraft”), of the following:

(1)	The Scheduled Closing Date of the Aircraft is [_________];

(2)	The Funding Date for the Aircraft shall be [__________]; and

(3)	The aggregate amount of the Series C Equipment Notes to be issued and purchased by the Pass Through Trustee on the Funding Date in connection with the financing of such Aircraft is $[__________].

The Company hereby instructs the Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the Escrow Agent.

Closing Notice 2012-3

Back
BACK

The Company hereby instructs the Pass Through Trustee to (i) purchase Series C Equipment Notes in such amount set forth in clause (3) above with a portion of the proceeds of the withdrawals of Deposits referred to in the Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Series C Equipment Notes.

The Company hereby instructs the Pass Through Trustee to (a) enter into the Participation Agreement [____] dated as of [___________] among the Company, as Owner, and Wilmington Trust, National Association, as Mortgagee, Subordination Agent and Pass Through Trustee, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as required thereby.

Yours faithfully,

Continental Airlines, Inc.

By:
Name:
Title:

Closing Notice 2012-3

Back

SCHEDULE A

Wilmington Trust, National Association, as
   Pass Through Trustee, Subordination
   Agent and Paying Agent
1100 North Market Street
Wilmington, Delaware  19890-1605
Attention:  Corporate Trust Administration
Facsimile:  (302) 636-4140

U.S. Bank National Association,
   as Escrow Agent
Boston, MA Office
One Federal Street , 3rd Floor
EX-MA-FED
Boston, MA 02110]
Attention:  David W. Doucette
Facsimile:  (617) 603-6672

Natixis S.A., acting through its New York Branch,
   as Depositary
1251 Avenue of the Americas
New York, NY 10020
Attention: Jocelyn Noel
Facsimile: (646) 282-2339

Standard & Poor’s Ratings Services
55 Water Street, 39th Floor
New York, New York  10041-0003
Attention:  Philip A. Baggaley, CFA
Facsimile:  (212) 438-7820

Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York  10007
Attention:  Jonathan Root
Facsimile: (212) 553-4661

Fitch Ratings Ltd.
1 State Street
New York, New York 10004
Attention:  Sara Rouf
Facsimile:  (212) 908-0775

Closing Notice 2012-3

Back

Annex A

WITHDRAWAL CERTIFICATE

(Class C)

U.S. Bank National Association,
as Escrow Agent

Ladies and Gentlemen:
Reference is made to the Escrow and Paying Agent Agreement, dated as of December 27, 2012 (the “Agreement”).  We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied.  Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at [_______] (Attention:  [______]).

Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee

By:
Name:
Title:

Dated: As of [____________]

Closing Notice 2012-3

Back

Exhibit A

NOTICE OF PURCHASE WITHDRAWAL

Natixis S.A., acting through its New York Branch,
   as Depositary
1251 Avenue of the Americas
New York, NY 10020
Attention: Jocelyn Noel
Facsimile: (646) 282-2339

Ladies and Gentlemen:
Reference is made to the Deposit Agreement dated as of December 27, 2012 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and Natixis S.A., acting through its New York Branch, as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [___________________], Account No. [____], Reference: [_________] on [__________].

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent

By
Name:
Title:

Dated: As of [____________]

Closing Notice 2012-3

Back

EXHIBIT B-1 to
Note Purchase Agreement

Form of
Amendment No. 1
to
Participation Agreement [___]

Amendment No. 1, dated as of [_____], among Continental Airlines, Inc. (“Owner”), Wilmington Trust Company (“WTC”), not in its individual capacity, except as expressly provided therein, but solely as

Mortgagee (“Mortgagee”), Subordination Agent under the Intercreditor Agreement (“Subordination Agent”) and Pass Through Trustee under each of the Applicable Pass Through Agreements (each, an “Applicable Pass Through

Trustee”), and Wilmington Trust, National Association (“WTNA”), not in its individual capacity, except as expressly provided therein, but solely as Pass Through Trustee under the Class C Pass Through Trust Agreement (the

“Class C Pass Through Trustee”), to Participation Agreement [___], dated as of [__________] (the “Participation Agreement”), between Owner and WTC, as Mortgagee, Subordination Agent and the Applicable Pass Through

Trustees.

W I T N E S S E T H :

WHEREAS, Owner, Mortgagee, Subordination Agreement and each Applicable Pass Through Trustee entered into the Participation Agreement; and

WHEREAS, Owner has elected to issue the Series C Equipment Notes as permitted by the related Trust Indenture, dated as of the date of the Participation Agreement (the “Trust Indenture”), and in connection with such issuance, Owner has requested certain amendments to the Participation Agreement and the Trust Indenture.

Form of PA Amendment 2012-1

Back

2

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.  Unless otherwise defined or provided herein, terms used herein that are defined in the Trust Indenture, as amended as of the date of this Amendment, have such respective defined meanings.

Section 2.  Amendments.

Section 2.1  Agreements

(a)           Section 6.1.5 is amended to insert after “Pass Through Certificates” the following:  “or the Class C Pass Through Certificates”.

(b)           Sections 6.3.2(b)(i), 6.4.1, 6.4.2 and 6.4.3 are amended to insert after “Pass Through Trustee” in each instance the following:  “, the Class C Pass Through Trustee”.

(c)           Section 6.3.2(b) is amended to insert (i) after “Pass Through Trustee” the following:  “or Class C Pass Through Trustee”, (ii) after “Pass Through Trust Agreement” in each instance the following:  “or, in the case of the Class C Pass Through Trustee, the Class C Pass Through Trust Agreement” and (iii) after “Pass Through Certificates” the following:  “or the Class C Pass Through Certificates”.

(d)           Section 6 is amended to insert a new Section 6.5 after Section 6.4 as follows:

“6.5	Covenants of WTNA

WTNA in its individual capacity or as Class C Pass Through Trustee, as the case may be, covenants and agrees with Owner as follows:

Form of PA Amendment 2012-1

Back

3

6.5.1	Liens

WTNA (a) will not directly or indirectly create, incur, assume or suffer to exist any Lien attributable to it on or with respect to all or any part of the Collateral or the Aircraft, (b) will, at its own cost and expense, promptly take such action as may be necessary to discharge any Lien attributable to WTNA on all or any part of the Collateral or the Aircraft and (c) will personally hold harmless and indemnify Owner, each Note Holder, each of their respective

Affiliates, successors and permitted assigns, and the Collateral from and against (i) any and all Expenses, (ii) any reduction in the amount payable out of the Collateral, and (iii) any interference with the possession, operation or other use of all or any part of the Aircraft, imposed on, incurred by or asserted against any of the foregoing as a consequence of any such Lien.

6.5.2	Securities Act

WTNA in its individual capacity or as Class C Pass Through Trustee, will not offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Collateral, or any of the Equipment Notes or any other interest in or security under the Trust Indenture for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, provided that the foregoing shall not be deemed to impose on WTNA any responsibility with respect to any such offer, sale or solicitation by any other party hereto.

6.5.3	Performance of Agreements

WTNA, in its individual capacity and Class C Pass Through Trustee, as the case may be, shall perform its obligations under the Class C Pass Through Trustee Agreements and the Operative Agreements in accordance with the terms thereof.”

(e)           Section 7 is amended (i) to insert after “Pass Through Trustee’s,” the following:  “Class C Pass Through Trustee’s,” (ii) to insert after “Pass Through Trustee” the following:  “or the Class C Pass Through

Trustee” and (iii) to insert after “Pass Through Certificates” the following:  “or the Class C Pass Through Certificates”.

Section 2.2  Indemnification

(a)           Section 8.1.1(c) is amended by inserting after “Pass Through Certificates” the following:  “, the Class C Pass Through Certificates”.

(b)           Section 8.1.2(i) is amended to insert after “Pass Through Certificates” the following:  “, the Class C Pass Through Certificates”

Form of PA Amendment 2012-1

Back

4

(c)           Section 8.1.2(j) is amended to delete “and” and insert a comma before clause (xiii) and to insert after “Trust Indenture” at the end of clause (xiii) the following:  “, (xiv) with respect to any Indemnitee (other than the Class C Pass Through Trustee), to the extent attributable to the failure of the Class C Pass Through Trustee to distribute funds received and distributable by it in accordance with the Class C Pass Through Trust Agreement, and (xv) with respect to the Class C Pass Through Trustee, to the extent attributable to the negligence or willful misconduct of the Class C Pass Through Trustee in the distribution of funds received and distributable by it in accordance with the Class C Pass Through Trust Agreement;”

(c)           Section 8.3.2(b) is amended by inserting in clause (V) after “Pass Through Trustees,” the following:  “the Class C Pass Through Trustee,”.

(d)           Section 8.3.2(c) is amended by inserting after “Pass Through Trustee,” the following:  “the Class C Pass Through Trustee,”.

Section 2.3  Transfer

Section 9.1 is amended by inserting after “Pass Through Trustee” in the parenthetical phrase the following:  “or the sale or issuance of Class C Pass Through Certificates by the Class C Pass Through Trustee”.

Section 3.  Additional Party.  By signing below, the Class C Pass Through Trustee shall be deemed a party to the Participation Agreement.

Section 4.  Construction.  Effective as of the date hereof, all references in the Participation Agreement to the “Participation Agreement” shall be deemed to refer to the Participation Agreement as amended by this

Amendment, and the parties hereto confirm their respective obligations thereunder.  Except as otherwise specified in this Amendment, the Participation Agreement shall remain in all respects unchanged and in full force and effect.

Form of PA Amendment 2012-1

Back

5

Section 5.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6.  Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

CONTINENTAL AIRLINES, INC.

By
Name:
Title:

WILMINGTON TRUST COMPANY,
not in its individual capacity, but solely as Mortgagee

By
Name:
Title:

WILMINGTON TRUST COMPANY,
not in its individual capacity, except as expressly provided, but solely as Pass Through Trustee under the Pass Through Trust Agreement for the Continental Airlines Pass Through Trust, 2012-1A-O

By
Name:
Title:

Form of PA Amendment 2012-1

Back

WILMINGTON TRUST COMPANY,
not in its individual capacity, except as expressly provided, but solely as Pass Through Trustee under the Pass Through Trust Agreement for the Continental Airlines Pass Through Trust, 2012-1B-O

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided, but solely as Pass Through Trustee under the Pass Through Trust Agreement for the Continental Airlines Pass Through Trust, 2012-3C-O

By
Name:
Title:

WILMINGTON TRUST COMPANY,
not in its individual capacity, except as expressly provided, but solely as Subordination Agent

By
Name:
Title:

Form of PA Amendment 2012-1

Back

EXHIBIT B-2 to
Note Purchase Agreement

Form of
Amendment No. 1
to
Participation Agreement [___]

Amendment No. 1, dated as of [_____], among Continental Airlines, Inc. (“Owner”), Wilmington Trust, National Association (“WTNA”), not in its individual capacity, except as expressly provided therein, but solely as Mortgagee (“Mortgagee”), Subordination Agent under the Intercreditor Agreement (“Subordination Agent”), Pass Through Trustee under each of the Applicable Pass Through Agreements (each, an “Applicable Pass

Through Trustee”), and as Pass Through Trustee under the Class C Pass Through Trust Agreement (the “Class C Pass Through Trustee”), to Participation Agreement [___], dated as of [__________] (the “Participation

Agreement”), between Owner and WTNA, as Mortgagee, Subordination Agent and the Applicable Pass Through Trustees.

W I T N E S S E T H :

WHEREAS, Owner, Mortgagee, Subordination Agreement and each Applicable Pass Through Trustee entered into the Participation Agreement; and

WHEREAS, Owner has elected to issue the Series C Equipment Notes as permitted by the related Trust Indenture, dated as of the date of the Participation Agreement (the “Trust Indenture”), and in connection with such issuance, Owner has requested certain amendments to the Participation Agreement and the Trust Indenture.

Form of PA Amendment 2012-2

Back

2

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.  Unless otherwise defined or provided herein, terms used herein that are defined in the Trust Indenture, as amended as of the date of this Amendment, have such respective defined meanings.

Section 2.  Amendments.

Section 2.1  Agreements

(a)           Section 6.1.5 is amended to insert after “Pass Through Certificates” the following:  “or the Class C Pass Through Certificates”.

(b)           Sections 6.2, 6.2.2, 6.2.3, 6.3.2(b)(i), 6.4.1, 6.4.2 and 6.4.3 are amended to insert after “Pass Through Trustee” in each instance the following:  “, the Class C Pass Through Trustee”.

(c)           Section 6.2.3 is amended to insert after “Pass Through Trustee Agreements” the following: “, the Class C Pass Through Trust Agreement and the Class C Note Purchase Agreement”.

(d)           Section 6.3.2(b) is amended to insert (i) after “Pass Through Trustee” the following:  “or Class C Pass Through Trustee”, (ii) after “Pass Through Trust Agreement” in each instance the following:  “or, in the case of the Class C Pass Through Trustee, the Class C Pass Through Trust Agreement” and (iii) after “Pass Through Certificates” the following:  “or the Class C Pass Through Certificates”.

(e)           Section 7 is amended (i) to insert after “Pass Through Trustee’s,” the following:  “Class C Pass Through Trustee’s,” (ii) to insert after “Pass Through Trustee” the

Form of PA Amendment 2012-2

Back

3

following:  “or the Class C Pass Through Trustee” and (iii) to insert after “Pass Through Certificates” the following:  “or the Class C Pass Through Certificates”.

Section 2.2  Indemnification

(a)           Section 8.1.1(c) is amended by inserting after “Pass Through Certificates” the following:  “, the Class C Pass Through Certificates”.

(b)           Section 8.1.2(i) is amended to insert after “Pass Through Certificates” the following:  “, the Class C Pass Through Certificates”

(c)           Section 8.1.2(j) is amended to delete “and” and insert a comma before clause (xi) and to insert after “Escrow Agreement” at the end of clause (xi) the following:  “, (xii) with respect to any Indemnitee (other than the Class C Pass Through Trustee), to the extent attributable to the failure of the Class C Pass Through Trustee to distribute funds received and distributable by it in accordance with the Class C Pass Through Trust Agreement,

(xiii) with respect to the Class C Pass Through Trustee, to the extent attributable to the negligence or willful misconduct of the Class C Pass Through Trustee in the distribution of funds received and distributable by it in accordance with the Class C Pass Through Trust Agreement; (xiv) with respect to any Indemnitee (other than the Class C Escrow Agent), to the extent attributable to the failure of the Class C Escrow Agent to pay funds received and payable by it in accordance with the Class C Escrow Agreement, (xv) with respect to any Indemnitee (other than the Class C Paying Agent), to the extent attributable to the failure of the Class C Paying Agent to distribute funds received and distributable by it in accordance with the Class C Escrow Agreement, (xvi) to the extent attributable to the failure of the Class C Depositary to pay funds payable by it in accordance with the Class C Deposit Agreement, (xvii) with respect to the Class C Escrow Agent, to the extent attributable to the negligence or willful misconduct of the Class C Escrow

Form of PA Amendment 2012-2

Back

4

Agent in the payment of funds received and payable by it in accordance with the Class C Escrow Agreement, and (xviii) with respect to the Class C Paying Agent, to the extent attributable to the negligence or willful misconduct of the

Class C Paying Agent in the distribution of funds received and distributed by it in accordance with the Class C Escrow Agreement;”

(c)           Section 8.3.2(b) is amended by inserting in clause (V) after “Pass Through Trustees,” the following:  “the Class C Pass Through Trustee,”.

(d)           Section 8.3.2(c) is amended by inserting after “Pass Through Trustee,” the following:  “the Class C Pass Through Trustee,”.

Section 2.3  Transfer

Section 9.1 is amended by inserting after “Pass Through Trustee” in the parenthetical phrase the following:  “or the sale or issuance of Class C Pass Through Certificates by the Class C Pass Through Trustee”.

Section 3.  Additional Party.  By signing below, the Class C Pass Through Trustee shall be deemed a party to the Participation Agreement.

Section 4.  Construction.  Effective as of the date hereof, all references in the Participation Agreement to the “Participation Agreement” shall be deemed to refer to the Participation Agreement as amended by this

Amendment, and the parties hereto confirm their respective obligations thereunder.  Except as otherwise specified in this Amendment, the Participation Agreement shall remain in all respects unchanged and in full force and effect.

Section 5.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Form of PA Amendment 2012-2

Back

5

Section 6.  Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Form of PA Amendment 2012-2

Back

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

CONTINENTAL AIRLINES, INC.

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Mortgagee

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided, but solely as Pass Through Trustee under the Pass Through Trust Agreement for the Continental Airlines Pass Through Trust, 2012-2A-O

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided, but solely as Pass Through Trustee under the Pass Through

Form of PA Amendment 2012-2

Back

Trust Agreement for the Continental Airlines Pass Through Trust, 2012-2B-O

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided, but solely as Pass Through Trustee under the Pass Through Trust Agreement for the Continental Airlines Pass Through Trust, 2012-3C-O

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, except as expressly provided, but solely as Subordination Agent

By
Name:
Title:

Form of PA Amendment 2012-2

Back

EXHIBIT B-3 to
Note Purchase Agreement

ADDITIONAL CHANGES FOR NEW PARTICIPATION AGREEMENT

1.	On the cover page, after “Intercreditor Agreement” delete “and” and insert a comma in lieu thereof and insert after “Pass Through Trust Agreements” the following: “and Class C Pass Through Trustee”.

2.
In the table of contents, after “special counsel to Mortgagee” delete “and” and insert a comma in lieu thereof and insert after “Applicable Pass Through Trustees” the following: “and to the Class C Pass Through Trustee”.

3.	In the first paragraph, insert after “(each, an “Applicable Pass Through Trustee”)” the following: “and as Class C Pass Through Trustee”.

4.
In recital B, insert after “were issued and sold” the following: “, and pursuant to the Class C Pass Through Trust Agreement, the Class C Pass Through Trust was created and the Class C Pass Through Certificates were issued and sold”.

5.
In recital C, insert after “issued by such Pass Through Trust” the following: “, and the Class C Pass Through Trustee has agreed to use a portion of the proceeds from the issuance and sale of the Class C Pass Through Certificates to purchase from Owner, on behalf of the Class C Pass Through Trust, the Series C Equipment Notes”.

6.	In Section 2.1(a), insert after “listed on Schedule 2” the following: “and the Class C Pass Through Trustee”.

7.	In Section 2.1(b), insert after “each such Applicable Pass Through Trustee” in each instance the following: “and the Class C Pass Through Trustee”.

8.	In Section 4.1, insert after “listed on Schedule 2” the following: “and the Class C Pass Through Trustee”.

9.
In Section 4.1.1, insert after “such Applicable Pass Through Trustee” in each instance the following: “and the Class C Pass Through Trustee” and insert after “such Pass Through Trustee” the following:  “or the Class C Pass Through Trustee”.

10.	In Section 4.1.2, insert after “each such Applicable Pass Through Trustee” the following: “and the Class C Pass Through Trustee”.

11.	In Section 4.1.2(x)(C), after “Mortgagee” delete “and” and insert a comma in lieu thereof and insert after “Applicable Pass Through Trustees” the following: “and to the Class C Pass Through Trustee”.

12.	In Section 4.1.4(a), insert after “any Applicable Pass Through Trustee,” the following: “the Class C Pass Through Trustee,”.

Back

13.	In Section 4.1.4(b), insert after “any Applicable Pass Through Trustee” the following: “or the Class C Pass Through Trustee”.

14.	In Section 4.1.11(d), insert after “each Applicable Pass Through Trustee” the following: “and the Class C Pass Through Trustee”.

15.	In Section 4.1.14, insert after “Applicable Pass Through Trustees” the following: “and the Class C Pass Through Trustee”.

16.	In Section 4.3.1(ii), insert after “Applicable Pass Through Trustee” the following: “, Class C Pass Through Trustee”.

17.	In Section 4.4, insert after “each Pass Through Trustee” the following: “, the Class C Pass Through Trustee”.

18.	In Section 5.1, insert after “each Pass Through Trustee,” the following: “the Class C Pass Through Trustee,”.

19.	In Section 5.1.11, insert after “Pass Through Certificates” the following: “or the Class C Pass Through Certificates”.

20.	In Section 5.2.1, delete “Applicable Pass Through Trustee Agreements” and substitute in lieu thereof the following: “the Pass Through Trustee Agreements, the Class C Pass Through Trustee Agreements”.

21.
In Sections 5.2.2, insert after “Pass Through Trustee” the following: “, the Class C Pass Through Trustee” and insert after “Pass Through Trustee Agreements” the following:  “, the Class C Pass Through Trustee Agreements”.

22.
In Section 5.2.3, insert after “Pass Through Trustee” in each instance the following: “, the Class C Pass Through Trustee” and insert after “Pass Through Trustee Agreements” the following:  “, the Class C Pass Through Trustee Agreements”.

23.
In Section 5.2.4, insert after “Pass Through Trustee” in each instance the following: “, the Class C Pass Through Trustee” and insert after “Pass Through Trustee Agreements” the following:  “, the Class C Pass Through Trustee Agreements”.

24.
In Section 5.2.5, insert after “Pass Through Trustee” in each instance the following: “, the Class C Pass Through Trustee” and insert after “Pass Through Trustee Agreements” the following:  “, the Class C Pass Through Trustee Agreements”.

25.
In Section 5.2.8, insert after “Pass Through Trustee” in each instance the following: “, the Class C Pass Through Trustee” and insert after “Pass Through Trustee Agreements” the following:  “, the Class C Pass Through Trustee Agreements”.

26.	In Section 5.2.9, after “Subordination Agent” delete “and” and insert a comma in lieu thereof and insert after “Pass Through Trustees” the following: “and the Class C Pass

Back

Through Trustee” and insert after “Pass Through Certificates” the following: “and the Class C Pass Through Certificates”.

27.	In Section 5.2.10, insert after “Applicable Pass Through Trustees” the following: “and the Class C Pass Through Trustee”.

28.	Section 5.2.11 shall be amended and restated to read as follows:

“5.2.11                      Taxes

There are no Taxes payable by any Applicable Pass Through Trustee, the Class C Pass Through Trustee or WTNA, as the case may be, imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by such Pass Through Trustee, the Class C Pass Through Trustee or WTNA, as the case may be, of this Agreement, any of the Pass Through Trustee Agreements or any of the Class C Pass Through Trustee Agreements (other than franchise or other taxes based on or measured by any fees or compensation received by any such Pass Through Trustee, the Class C Pass Through Trustee or WTNA, as the case may be, for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements or the Class C Pass Through Trust Agreement), and there are no Taxes payable by any Applicable Pass Through Trustee, the Class C Pass Through Trustee or WTNA, as the case may be, imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by any such Pass Through Trustee or the Class C Pass Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by any such Pass Through Trustee, the Class C Pass Through Trustee or WTNA, as the case may be, for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements or the Class C Pass Through Trust Agreement), and, assuming that the trusts created by the Pass Through Trust Agreements and the Class C Pass Through Trust Agreement will not be taxable as corporations, but, rather, each will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code or as a partnership under Subchapter K of the Code, such trusts will not be subject to any Taxes imposed by the State of Delaware or any political subdivision thereof.”

29.	In Section 5.2.12, insert after “Applicable Pass Through Trustee” the following: “, the Class C Pass Through Trustee”.

30.	The signature page is amended to insert a new signatory as follows:

Back

WILMINGTON TRUST, NATIONAL ASSOCIATION,
    not in its individual capacity,
    except as expressly provided
    herein, but solely as Pass
    Through Trustee under the Pass
    Through Trust Agreement for the
    Continental Airlines Pass
    Through Trust, 2012-3C-O

By
Name:
Title:

31.	Schedule 1 is amended to insert a new row after the last row as follows:

Wilmington Trust, National Association, as Pass Through Trustee for the 2012-3C Pass Through Trust	Wilmington Trust, National Association Wilmington, Delaware 19890-1605 Account No.: 103521-000 ABA#: 031-100092 Attention: Corporate Trust Administration Reference: Continental [__]	Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-1605 Attention: Corporate Trust Administration Facsimile: (302) 636-4140

32.	Schedule 2 is amended to insert a new row after the last row as follows:

2012-3C	Series C

Back

EXHIBIT C-1 to
Note Purchase Agreement

Form of
Amendment No. 1

to

Trust Indenture and Mortgage [___]

Amendment No. 1, dated as of [_____] (this “Amendment”), to Trust Indenture and Mortgage [___], dated as of [____________] (the “Trust Indenture”), among Continental Airlines, Inc. (“Owner”), Wilmington Trust, National Association, as Securities Intermediary (“Securities Intermediary”), and Wilmington Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Mortgagee (“Mortgagee”).

W I T N E S S E T H :

WHEREAS, Owner, Securities Intermediary and Mortgagee entered into the Trust Indenture and Trust Indenture and Mortgage [___] Supplement No. 1, dated [____________], which were recorded as one instrument by the FAA on [____________] and were assigned Conveyance No. [__] relating to the Boeing model [___] aircraft with manufacturer’s serial number [_____] and United States registration marks N[_____] and the two [______________________] aircraft engines with manufacturer’s serial numbers [______] and [______];

WHEREAS, Owner has elected to issue the Series C Equipment Notes as permitted by the Trust Indenture, and in connection with such issuance, Owner has requested certain amendments to the Trust Indenture pursuant to Section 10.01(b)(vii) of the Trust Indenture; and

WHEREAS, all things have been done to make the Series C Equipment Notes, when executed by the Owner and authenticated and delivered by the Mortgagee under the Trust Indenture, the valid, binding and enforceable obligations of the Owner.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Definitions.  Unless otherwise defined or provided herein, terms used herein that are defined in the Trust Indenture, as amended by this Amendment, have such respective defined meanings.

Section 2.        Amendments.

Section 2.1      Granting Clause.

The Granting Clause is amended as follows:

Form of Indenture Amendment 2012-1

Back

2

(a) by amending and restating the first sentence thereof prior to the words “to wit” to read in its entirety as follows:

“NOW, THEREFORE, THIS TRUST INDENTURE AND MORTGAGE WITNESSETH, that, to secure the prompt payment of the Original Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to, all Equipment Notes from time to time outstanding hereunder according to their tenor and effect and to secure the performance and observance by the Owner of all the agreements, covenants and provisions contained herein and in the Participation Agreement and in the Equipment Notes, to secure the Related Secured Obligations and the performance and observance by the Owner of all agreements, covenants and provisions contained in the Related Equipment Notes and to secure the Other Secured Obligations and the performance and observance by the Owner of all agreements, covenants and provisions contained in the Other Series C Equipment Notes, for the benefit of the Note Holders and each of the Indenture Indemnitees, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes, the Related Equipment Notes and the Other Series C Equipment Notes by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Mortgagee, its successors in trust and assigns, for the security and benefit of, the Note Holders and each of the Indenture Indemnitees, a first priority security interest and, in the case of the Airframe and Engines, an International Interest in and mortgage lien on all right, title and interest of the Owner in, to and under the following described property, rights and privileges, whether now or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Trust Indenture by the terms hereof or any supplement hereto, are included within, and are referred to as, the “Collateral”)”.

(b) by replacing in clause (4) thereof the words “paragraph (iv)” with the words “paragraph (iv) or (vi)”.

Section 2.2      Form of Equipment Notes.

The form of Equipment Note included in Section 2.01 is amended as follows:

(a) by inserting at the end of the second sentence of the first paragraph a footnote 1A and inserting at the bottom of the page on which such sentence appears the following footnote:

“1A. In the case of the Series C Equipment Notes, this sentence shall read as follows: ‘The Original Amount of this Equipment Note shall be due and payable in full on the maturity date set forth on Schedule I hereto.’ ”

(b) by inserting in the third sentence of the first paragraph a footnote 1B at the end thereof and inserting at the bottom of the page on which such sentence appears the following:

“1B. In the case of the Series C Equipment Notes, this sentence shall be replaced by the following two sentences:  ‘Accrued but unpaid interest shall be due and payable in semi-annual installments commencing on April 11, 2013, and thereafter on October 11 and April 11 of each year, to and including [_______________].  Owner shall also pay an additional amount on April 11, 2013 equal to the interest that would accrue on the Original Amount for the period

Form of Indenture Amendment 2012-1

Back

3

from April 11, 2013, to April 29, 2013, which payment shall not be applied to reduce interest or any other amount otherwise payable hereunder.’ ”

(c) by amending and restating the twelfth paragraph of such form of Equipment Note and the footnotes relating to such paragraph in their entirety as follows:

“[The indebtedness evidenced by this Equipment Note is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of  [Series A Equipment Notes and Related Series A Equipment Notes]1 [Series A Equipment Notes, Series B Equipment Notes, Related Series A Equipment Notes and Related Series B Equipment Notes]2A, and certain other Secured Obligations, and this Equipment Note is issued subject to such provisions.  The Note Holder of this Equipment Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Mortgagee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Mortgagee his attorney-in-fact for such purpose.]2”

____________________________

1.           To be inserted in the case of a Series B Equipment Note.

2A.           To be inserted in the case of a Series C Equipment Note.

2.           To be inserted for each Equipment Note other than any Series A Equipment Note.

Section 2.3       Issuance and Terms of Equipment Notes.

(a)           Section 2.02 is amended by inserting the following at the end of the first paragraph:  “If Series C Equipment Notes are issued hereunder and subsequently repaid in full, subject to Section 2.11(c), Owner shall thereafter have the option to again issue Series C Equipment Notes on the same or different terms, subject to the terms of the Class C Note Purchase Agreement (including without limitation Section 4(a)(vi) of the Class C Note Purchase Agreement).”

[(b)           Section 2.02 is further amended by inserting before the period at the end of the second sentence of the second paragraph the following parenthetical:

“(or, in the case of the Series C Equipment Notes, payable in arrears on April 11, 2013, and on each October 11 and April 11 thereafter until maturity)”]1

(c)           Section 2.02 is further amended by inserting after the second sentence of the second paragraph the following new sentence:  “Owner shall also pay an additional amount on April 11, 2013, equal to the interest that would accrue on the Original Amount of the Series C

____________________________

1 Note: insert only for 2012-1 Indentures entered into prior to October 11, 2012.

Form of Indenture Amendment 2012-1

Back

4

Equipment Notes for the period from April 11, 2013, to April 29, 2013, which payment shall not be applied to reduce interest or any other amount otherwise payable hereunder.”

(d)           Section 2.02 is further amended by inserting at the end of the third paragraph the following:

“Without duplication of any amount payable by the Owner pursuant to the first sentence of this paragraph, the Owner agrees to pay to the Mortgagee for distribution in accordance with Section 3.04 hereof Owner’s Class C Share of all compensation and reimbursement of expenses, disbursements and advances payable by Owner under the Class C Pass Through Trust Agreement.  As used herein, “Owner’s Class C Share” means as of any time a fraction, the numerator of which is the principal balance then outstanding of Series C Equipment Notes and the denominator of which is the aggregate principal balance then outstanding of the Series C Equipment Notes and all Related Series C Equipment Notes.”

Section 2.4       Voluntary Redemptions of Equipment Notes

(a)           Section 2.11(a) is amended by amending and restating the proviso therein in its entirety as follows:

“provided that no redemption shall be permitted under this Section 2.11(a) unless simultaneously with such redemption all Related Series A Equipment Notes, Related Series B Equipment Notes and Related Additional Series Equipment Notes shall also be redeemed”.

(b)           Section 2.11 is amended by inserting a new paragraph (c) at the end of such Section as follows:

“(c)           All (but not less than all) of the Series C Equipment Notes may be redeemed by the Owner upon at least 30 days’ revocable prior written notice to the Mortgagee and the Note Holders of such Series, and such Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Original Amount thereof, together with accrued interest thereon to the date of redemption and all other Secured Obligations (other than Related Secured Obligations) owed or then due and payable to the Note Holders of such Series plus Make-Whole Amount, if any; provided that no redemption shall be permitted under this Section 2.11(c) unless the following conditions have been satisfied:  (1) simultaneously with such redemption, the Related Additional Series Equipment Notes shall also be redeemed; and (2) simultaneously with such redemption, new Series C Equipment Notes shall be reissued in accordance with Section 4(a)(vi) of the Note Purchase Agreement, Section 4(a)(vi) of the Class C Note Purchase Agreement and Section 9.1(c) of the Intercreditor Agreement.”

Section 2.5       Payments After Event of Default.

Section 3.03, clause “Third”, is amended as follows:

(a)	The words “clause Fourth of this Section 3.03” at the end of paragraph (iv) are deleted and the following is inserted in lieu thereof: “the next paragraphs of this clause Third”

(b)	By inserting the following after paragraph (iv):

Form of Indenture Amendment 2012-1

Back

5

“(v)
after giving effect to paragraph (iv) above (and except as otherwise provided in an amendment to this Trust Indenture pursuant to Section 10.01(b) hereof), so much of such payments or amounts remaining as shall be required to pay in full all Other Secured Obligations in respect of Other Series C Equipment Notes then due shall be distributed to the Other Series C Note Holders, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, to each Other Series C Note Holder in the proportion that the aggregate unpaid Other Secured Obligations in respect of Other Series C Equipment Notes then due held by such holder bears to the aggregate unpaid Other Secured Obligations in respect of all Other Series C Equipment Notes then due; and

(vi)
after giving effect to paragraph (v) above, if any Other Series C Equipment Note is outstanding, any of such payments or amounts remaining and any invested Cash Equivalents shall be held by the Securities Intermediary in an Eligible Account in accordance with the provisions of Section 3.07 (and invested as provided in Section 6.06 hereof) as additional security for the Other Secured Obligations, and such amounts (and any investment earnings thereon) shall be distributed from time to time in accordance with the foregoing provisions of the preceding paragraph (v) as and to the extent any Other Secured Obligation in respect of Other Series C Equipment Notes shall at any time and from time to time become due and remain unpaid after the giving of any required notice and the expiration of any applicable grace period; and, upon the payment in full of all Other Secured Obligations in respect of the Other Series C Equipment Notes, the balance, if any, of any such remaining amounts and investment earnings thereon shall be applied as provided in clause “Fourth” of this Section 3.03; and”

Section 2.6       Cooperation.

Section 3.06 is amended and restated in its entirety to read as follows:

“SECTION 3.06.  Cooperation

Prior to making any distribution under this Article III, the Mortgagee shall consult with the Related Mortgagees and the Other Mortgagees to determine amounts payable with respect to the Related Secured Obligations and Other Secured Obligations.  The Mortgagee shall cooperate with the Related Mortgagees and the Other Mortgagees and shall provide such information as shall be reasonably requested by each Related Mortgagee or Other Mortgagee to enable such Related Mortgagee or Other Mortgagee to determine amounts distributable under Article III of its Related Indenture or Other Prior Series Indenture.”

Section 2.7       Securities Account.

Section 3.07 is amended to replace the words “paragraph (iv)” with the words “paragraphs (iv) and (vi)”.

Section 2.8       Event of Default

Section 5.01 is amended by deleting “or” at the end of clause (vii), deleting the period at the end of clause (viii) and inserting in lieu thereof “; or” and inserting after clause

Form of Indenture Amendment 2012-1

Back

6

 (viii) the following new clause: “(ix) following the payment in full of the Original Amount of, Make-Whole Amount, if any, and interest on (including interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) all Series A and Series B Equipment Notes and all other amounts due under all Series A and Series B Equipment Notes, the existence of an Other Prior Series Indenture Event of Default.”

Section 2.9       Termination of Trust Indenture.

Section 11.01 is amended and restated in its entirety to read as follows:

“Section 11.01      Termination of Trust Indenture.

Upon (or at any time after) payment in full of the Original Amount of, Make-Whole Amount, if any, and interest on and all other amounts due under all Equipment Notes and provided that there shall then be no other Secured Obligations due to the Indenture Indemnitees, the Note Holders and the Mortgagee hereunder or under the Participation Agreement, any other Operative Agreement, any Related Equipment Note, any Related Indenture, any Other Series C Equipment Note or any Other Prior Series Indenture, the Owner shall direct the Mortgagee to execute and deliver to or as directed in writing by the Owner an appropriate instrument releasing the Aircraft and the Engines and (subject to paragraphs (iv) and (vi) of clause “Third” of Section 3.03 hereof, if applicable) all other Collateral from the Lien of this Trust Indenture and the Mortgagee shall execute and deliver such instrument as aforesaid; provided, however, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Mortgagee of all property constituting part of the Collateral and the final distribution by the Mortgagee of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof.  Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.”

Section 2.10       Annex A.

(a)           The definition of “Additional Series” is amended by inserting at the end thereof the following new sentence:  “The Series C issued pursuant to the Class C Note Purchase Agreement shall be the Additional Series until such time, if any, as this Indenture shall be subsequently amended pursuant to Section 10.01(b)(vii) to provide for a different series to be the Additional Series.”

(b)           The definition of “FAA Filed Documents” is amended by inserting after “the initial Trust” the following: “Indenture”.

(c)           The definition of “Indemnitee” is amended by inserting in clause (v) after “Pass Through Trustees” the following:  “, the Class C Pass Through Trustee”.

(d)           The definition of “Indenture Indemnitee” is amended by inserting in clause (v) after “Pass Through Trustee” the following:“, the Class C Pass Through Trustee, each Other Series C Note Holder”.

(e)           The definition of “Intercreditor Agreement” is amended by inserting after “Issuance Date” the following:  “, as amended by Amendment No. 1 thereto, dated as of the Class C Issuance Date”.

Form of Indenture Amendment 2012-1

Back

7

 (f)           The definition of “Pass Through Agreements” is amended to insert after “Escrow Agreements,” the following:  “the Class C Pass Through Trust Agreement, the Class C Note Purchase Agreement”.

(g)           [The definition of “Payment Date” is amended to insert after “October 11, 2012” the following:  “(or, in the case of the Series C Equipment Notes, commencing on April 11, 2013)”]2

(h)           The definition of “Trust Supplement” is amended and restated in its entirety as follows:

“Trust Supplement” means an agreement supplemental to (x) the Basic Pass Through Trust Agreement pursuant to which (i) a separate trust is created for the benefit of the holders of the Pass Through Certificates of a class, (ii) the issuance of the Pass Through Certificates of such class representing fractional undivided interests in such trust is authorized and (iii) the terms of the Pass Through Certificates of such class are established or (y) the Class C Basic Pass Through Trust Agreement pursuant to which (1) a separate trust is created for the benefit of the holders of the Class C Pass Through Certificates, (2) the issuance of the Class C Pass Through Certificates representing fractional undivided interests in such trust is authorized and (3) the terms of the Class C Pass Through Certificates are established.

(i)           The following new definitions shall be inserted in Annex A in appropriate alphabetical order:

“Class C Basic Pass Through Trust Agreement” means the Pass Through Trust Agreement, dated as of October 3, 2012, between Owner and WTNA, as trustee, but does not include any Trust Supplement.

“Class C Issuance Date” means December 27, 2012.

“Class C Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Class C Issuance Date, among the Owner, the Class C Pass Through Trustee, the subordination agents under the intercreditor agreements referred to therein, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent; provided that for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, such Agreement shall be effective unless consented to by Owner.

“Class C Pass Through Certificates” means the pass through certificates issued by the Class C Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).

“Class C Pass Through Trust” means the Continental Airlines Pass Through Trust 2012-3C.

____________________________

2 Note: insert only for 2012-1 Indentures entered into prior to October 11, 2012.

Form of Indenture Amendment 2012-1

Back

8

 “Class C Pass Through Trust Agreement” means the Trust Supplement No. 2012-3C, dated as of the Class C Issuance Date, together with the Class C Basic Pass Through Trust Agreement, between Owner and the Class C Pass Through Trustee; provided that for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, such Agreement shall be effective unless consented to by Owner.

“Class C Pass Through Trustee” means WTNA, a national banking association, in its capacity as trustee under the Class C Pass Through Trust Agreement.

“Class C Pass Through Trustee Agreements” means the Class C Pass Through Trust Agreement and the Class C Note Purchase Agreement.

“Other Mortgagee” means the “Mortgagee” as defined in each Other Prior Series Indenture.

“Other Prior Series Indenture” means any indenture pursuant to which “Series C Equipment Notes” are issued under the Prior Series 2 (as defined in the Class C Note Purchase Agreement).

“Other Prior Series Indenture Event of Default” means any “Indenture Event of Default” under any Other Prior Series Indenture.

“Other Secured Obligations” means, as of any date, the outstanding “Original Amount”, as defined in each Other Prior Series Indenture, of the Other Series C Equipment Notes issued under such Other Prior Series Indenture, the accrued and unpaid interest due thereon in accordance with such Other Prior Series Indenture as of such date, the “Make-Whole Amount” (as defined in such Other Prior Series Indenture), if any, due with respect thereto and all other amounts due with respect thereto in accordance with such Other Prior Series Indenture.

“Other Series C Equipment Notes” means each “Series C Equipment Note” issued pursuant to the Class C Note Purchase Agreement and an Other Prior Series Indenture (but only if as of such date such “Series C Equipment Note” is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Other Prior Series Indenture).

“Other Series C Note Holder” means a registered holder of an Other Series C Equipment Note.

“Related Series C Equipment Notes” means, as of any date, (i) each Related Additional Series Equipment Note and (ii) each Other Series C Equipment Notes.

“Series C” or “Series C Equipment Notes” means Equipment Notes issued pursuant to the Class C Note Purchase Agreement and the Trust Indenture and designated as “Series C” thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading “Series C”.

Form of Indenture Amendment 2012-1

Back

9

Section 2.11      Schedule I.

Schedule I is amended by inserting at the end thereof the information set forth on Schedule I to this Amendment.

Section 3.        Construction.  Effective as of the date hereof, all references in the Trust Indenture to the “Trust Indenture” shall be deemed to refer to the Trust Indenture as amended by this Amendment, and the parties hereto confirm their respective obligations thereunder.  Except as otherwise specified in this Amendment, the Trust Indenture shall remain in all respects unchanged and in full force and effect.

Section 4.        Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 5.        Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Remainder of this page is blank.]

Form of Indenture Amendment 2012-1

Back

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

CONTINENTAL AIRLINES, INC.

By
Name:
Title:

WILMINGTON TRUST COMPANY,
not in its individual capacity, but solely as Mortgagee

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Securities Intermediary

By
Name:
Title:

Form of Indenture Amendment 2012-1

Back

SCHEDULE I
TO
AMENDMENT NO. 1
TO TRUST INDENTURE AND MORTGAGE [__]

SERIES C

Original Amount:	[_____]

Interest Rate:	6.125%

Make Whole Spread:	0.50%

Maturity Date:	April 11, 2018

Form of Indenture Amendment 2012-1

Back

EXHIBIT C-2 to
Note Purchase Agreement

Form of
Amendment No. 1

to

Trust Indenture and Mortgage [___]

Amendment No. 1, dated as of [_____] (this “Amendment”), to Trust Indenture and Mortgage [___], dated as of [____________] (the “Trust Indenture”), between Continental Airlines, Inc. (“Owner”) and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as Mortgagee (“Mortgagee”).

W I T N E S S E T H :

WHEREAS, Owner and Mortgagee entered into the Trust Indenture and Trust Indenture and Mortgage [___] Supplement No. 1, dated [____________], which were recorded as one instrument by the FAA on [____________] and were assigned Conveyance No. [__] relating to the Boeing model [___] aircraft with manufacturer’s serial number [_____] and United States registration marks N[_____] and the two [______________________] aircraft engines with manufacturer’s serial numbers [______] and [______];

WHEREAS, Owner has elected to issue the Series C Equipment Notes as permitted by the Trust Indenture, and in connection with such issuance, Owner has requested certain amendments to the Trust Indenture pursuant to Section 10.01(b)(vii) of the Trust Indenture; and

WHEREAS, all things have been done to make the Series C Equipment Notes, when executed by the Owner and authenticated and delivered by the Mortgagee under the Trust Indenture, the valid, binding and enforceable obligations of the Owner.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Definitions.  Unless otherwise defined or provided herein, terms used herein that are defined in the Trust Indenture, as amended by this Amendment, have such respective defined meanings.

Section 2.        Amendments.

Section 2.1      Granting Clause.

The Granting Clause is amended as follows:

(a)  by amending and restating the first sentence thereof prior to the words “to wit” to read in its entirety as follows:

Form of Indenture Amendment 2012-2

Back

2

“NOW, THEREFORE, THIS TRUST INDENTURE AND MORTGAGE WITNESSETH, that, to secure the prompt payment of the Original Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to, all Equipment Notes from time to time outstanding hereunder according to their tenor and effect and to secure the performance and observance by the Owner of all the agreements, covenants and provisions contained herein and in the Participation Agreement and in the Equipment Notes, to secure the Related Secured Obligations and the performance and observance by the Owner of all agreements, covenants and provisions contained in the Related Equipment Notes and to secure the Other Secured Obligations and the performance and observance by the Owner of all agreements, covenants and provisions contained in the Other Series C Equipment Notes, for the benefit of the Note Holders and each of the Indenture Indemnitees, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes, the Related Equipment Notes and the Other Series C Equipment Notes by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Mortgagee, its successors in trust and assigns, for the security and benefit of, the Note Holders and each of the Indenture Indemnitees, a first priority security interest and, in the case of the Airframe and Engines, an International Interest in and mortgage lien on all right, title and interest of the Owner in, to and under the following described property, rights and privileges, whether now or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Trust Indenture by the terms hereof or any supplement hereto, are included within, and are referred to as, the “Collateral”)”.

(b)  by replacing in clause (4) thereof the words “paragraph (iv)” with the words “paragraph (iv) or (vi)”.

Section 2.2       Form of Equipment Notes.

The form of Equipment Note included in Section 2.01 is amended by inserting at the end of the second sentence of the first paragraph a footnote 1A and inserting at the bottom of the page on which such sentence appears the following footnote:

“1A. In the case of the Series C Equipment Notes, this sentence shall read as follows: ‘The Original Amount of this Equipment Note shall be due and payable in full on the maturity date set forth on Schedule I hereto.’ ”

Section 2.3       Issuance and Terms of Equipment Notes.

(a)           Section 2.02 is amended by inserting the following at the end of the first paragraph:  “If Series C Equipment Notes are issued hereunder and subsequently repaid in full, subject to Section 2.11(c), Owner shall thereafter have the option to again issue Series C Equipment Notes on the same or different terms, subject to the terms of the Class C Note Purchase Agreement (including without limitation Section 4(a)(vi) of the Class C Note Purchase Agreement).”

(b)           Section 2.02 is further amended by inserting at the end of the third paragraph the following:

Form of Indenture Amendment 2012-2

Back

3

 “Without duplication of any amount payable by the Owner pursuant to the first sentence of this paragraph, the Owner agrees to pay to the Mortgagee for distribution in accordance with Section 3.04 hereof Owner’s Class C Share of (i) all compensation and reimbursement of expenses, disbursements and advances payable by Owner under the Class C Pass Through Trust Agreement and (ii) in the event Owner requests any amendment to any Operative Agreement, any Pass Through Agreement, the Class C Pass Through Trust Agreement or the Class C Note Purchase Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Class C Escrow Agent and the Class C Paying Agent  in connection therewith payable by the Class C Pass Through Trustee under the Class C Escrow Agreement.  As used herein, “Owner’s Class C Share” means as of any time a fraction, the numerator of which is the principal balance then outstanding of Series C Equipment Notes and the denominator of which is the aggregate principal balance then outstanding of the Series C Equipment Notes and all Related Series C Equipment Notes (or, in the case of clause (ii) above, the denominator of which is the aggregate principal balance then outstanding of the Series C Equipment Notes and all Related Additional Series Equipment Notes).”

Section 2.4       Voluntary Redemptions of Equipment Notes

(a)           Section 2.11(a) is amended by amending and restating the proviso therein in its entirety as follows:

“provided that no redemption shall be permitted under this Section 2.11(a) unless simultaneously with such redemption all Related Series A Equipment Notes, Related Series B Equipment Notes and Related Additional Series Equipment Notes shall also be redeemed”.

 (b)           Section 2.11 is amended by inserting a new paragraph (c) at the end of such Section as follows:

“(c)           All (but not less than all) of the Series C Equipment Notes may be redeemed by the Owner upon at least 30 days’ revocable prior written notice to the Mortgagee and the Note Holders of such Series, and such Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Original Amount thereof, together with accrued interest thereon to the date of redemption and all other Secured Obligations (other than Related Secured Obligations) owed or then due and payable to the Note Holders of such Series plus Make-Whole Amount, if any; provided that no redemption shall be permitted under this Section 2.11(c) unless the following conditions have been satisfied:  (1) simultaneously with such redemption, the Related Additional Series Equipment Notes shall also be redeemed; and (2) simultaneously with such redemption, new Series C Equipment Notes shall be reissued in accordance with Section 4(a)(vi) of the Note Purchase Agreement, Section 4(a)(vi) of the Class C Note Purchase Agreement and Section 9.1(c) of the Intercreditor Agreement.”

Section 2.5       Payments After Event of Default.

Section 3.03, clause “Third”, is amended as follows:

(a)	The words “clause Fourth of this Section 3.03” at the end of paragraph (iv) are deleted and the following is inserted in lieu thereof: “the next paragraphs of this clause Third”

(b)	By inserting the following after paragraph (iv):

Form of Indenture Amendment 2012-2

Back

4

“(v)
after giving effect to paragraph (iv) above (and except as otherwise provided in an amendment to this Trust Indenture pursuant to Section 10.01(b) hereof), so much of such payments or amounts remaining as shall be required to pay in full all Other Secured Obligations in respect of Other Series C Equipment Notes then due shall be distributed to the Other Series C Note Holders, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, to each Other Series C Note Holder in the proportion that the aggregate unpaid Other Secured Obligations in respect of Other Series C Equipment Notes then due held by such holder bears to the aggregate unpaid Other Secured Obligations in respect of all Other Series C Equipment Notes then due; and

(vi)
after giving effect to paragraph (v) above, if any Other Series C Equipment Note is outstanding, any of such payments or amounts remaining and any invested Cash Equivalents shall be held by the Securities Intermediary in an Eligible Account in accordance with the provisions of Section 3.07 (and invested as provided in Section 6.06 hereof) as additional security for the Other Secured Obligations, and such amounts (and any investment earnings thereon) shall be distributed from time to time in accordance with the foregoing provisions of the preceding paragraph (v) as and to the extent any Other Secured Obligation in respect of Other Series C Equipment Notes shall at any time and from time to time become due and remain unpaid after the giving of any required notice and the expiration of any applicable grace period; and, upon the payment in full of all Other Secured Obligations in respect of the Other Series C Equipment Notes, the balance, if any, of any such remaining amounts and investment earnings thereon shall be applied as provided in clause “Fourth” of this Section 3.03; and”

Section 2.6       Cooperation.

Section 3.06 is amended and restated in its entirety to read as follows:

“SECTION 3.06.  Cooperation

Prior to making any distribution under this Article III, the Mortgagee shall consult with the Related Mortgagees and the Other Mortgagees to determine amounts payable with respect to the Related Secured Obligations and Other Secured Obligations.  The Mortgagee shall cooperate with the Related Mortgagees and the Other Mortgagees and shall provide such information as shall be reasonably requested by each Related Mortgagee or Other Mortgagee to enable such Related Mortgagee or Other Mortgagee to determine amounts distributable under Article III of its Related Indenture or Other Prior Series Indenture.”

Section 2.7       Securities Account.

Section 3.07 is amended to replace the words “paragraph (iv)” with the words “paragraphs (iv) and (vi)”.

Section 2.8       Event of Default

Section 5.01 is amended by deleting “or” at the end of clause (vii), deleting the period at the end of clause (viii) and inserting in lieu thereof “; or” and inserting after clause

Form of Indenture Amendment 2012-2

Back

5

(viii) the following new clause: “(ix) following the payment in full of the Original Amount of, Make-Whole Amount, if any, and interest on (including interest on any overdue Original Amount and, to the extent permitted by Law, on any overdue interest) all Series A and  Series B Equipment Notes and all other amounts due under all Series A and Series B Equipment Notes, the existence of an Other Prior Series Indenture Event of Default.”

Section 2.9       Termination of Trust Indenture.

Section 11.01 is amended and restated in its entirety to read as follows:

“Section 11.01       Termination of Trust Indenture.

Upon (or at any time after) payment in full of the Original Amount of, Make-Whole Amount, if any, and interest on and all other amounts due under all Equipment Notes and provided that there shall then be no other Secured Obligations due to the Indenture Indemnitees, the Note Holders and the Mortgagee hereunder or under the Participation Agreement, any other Operative Agreement, any Related Equipment Note, any Related Indenture, any Other Series C Equipment Note or any Other Prior Series Indenture, the Owner shall direct the Mortgagee to execute and deliver to or as directed in writing by the Owner an appropriate instrument releasing the Aircraft and the Engines and (subject to paragraphs (iv) and (vi) of clause “Third” of Section 3.03 hereof, if applicable) all other Collateral from the Lien of this Trust Indenture and the Mortgagee shall execute and deliver such instrument as aforesaid; provided, however, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Mortgagee of all property constituting part of the Collateral and the final distribution by the Mortgagee of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof.  Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.”

Section 2.10     Annex A.

(a)           The definition of “Additional Series” is amended by inserting at the end thereof the following new sentence:  “The Series C issued pursuant to the Class C Note Purchase Agreement shall be the Additional Series until such time, if any, as this Indenture shall be subsequently amended pursuant to Section 10.01(b)(vii) to provide for a different series to be the Additional Series.”

(b)           The definition of “FAA Filed Documents” is amended by inserting after “the initial Trust” the following: “Indenture”.

(c)           The definition of “Indemnitee” is amended by inserting in clause (v) after “Pass Through Trustees” the following:  “, the Class C Pass Through Trustee, the Class C Paying Agent, the Class C Escrow Agent”.

(d)           The definition of “Indenture Indemnitee” is amended by inserting in clause (v) after “Pass Through Trustee” the following:“, the Class C Pass Through Trustee, each Other Series C Note Holder, the Class C Paying Agent, the Class C Escrow Agent”.

Form of Indenture Amendment 2012-2

Back

6

 (e)           The definition of “Intercreditor Agreement” is amended by inserting after “Issuance Date” the following:  “, as amended by Amendment No. 1 thereto, dated as of the Class C Issuance Date”.

(f)           The definition of “Pass Through Agreements” is amended to insert after “Escrow Agreements,” the following:  “the Class C Pass Through Trust Agreement, the Class C Note Purchase Agreement, the Class C Deposit Agreement, the Class C Escrow Agreement, ”.

(g)           The definition of “Trust Supplement” is amended and restated in its entirety as follows:

“Trust Supplement” means an agreement supplemental to (x) the Basic Pass Through Trust Agreement pursuant to which (i) a separate trust is created for the benefit of the holders of the Pass Through Certificates of a class, (ii) the issuance of the Pass Through Certificates of such class representing fractional undivided interests in such trust is authorized and (iii) the terms of the Pass Through Certificates of such class are established or (y) the Class C Basic Pass Through Trust Agreement pursuant to which (1) a separate trust is created for the benefit of the holders of the Class C Pass Through Certificates, (2) the issuance of the Class C Pass Through Certificates representing fractional undivided interests in such trust is authorized and (3) the terms of the Class C Pass Through Certificates are established.

(h)           The following new definitions shall be inserted in Annex A in appropriate alphabetical order:

“Class C Basic Pass Through Trust Agreement” means the Pass Through Trust Agreement, dated as of October 3, 2012, between Owner and WTNA, as trustee, but does not include any Trust Supplement.

“Class C Deposit Agreement” means the Deposit Agreement (as defined in the Class C Note Purchase Agreement); provided that for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, such Agreement shall be effective unless consented to by Owner.

“Class C Depositary” means the Person acting as depositary under the Class C Deposit Agreement.

“Class C Escrow Agent” means the Person acting as escrow agent under the Class C Escrow Agreement

“Class C Escrow Agreement” means the Escrow and Paying Agent Agreement (as defined in the Class C Note Purchase Agreement); provided that for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, such Agreement shall be effective unless consented to by Owner.

“Class C Issuance Date” means December 27, 2012.

“Class C Note Purchase Agreement” means the Note Purchase Agreement, dated as of the Class C Issuance Date, among the Owner, the Class C Pass Through Trustee, the subordination agents under the intercreditor agreements referred to therein, the Class C Escrow Agent and the Class C Paying Agent; provided that for purposes of any obligation of Owner, no

Form of Indenture Amendment 2012-2

Back

7

amendment, modification or supplement to, or substitution or replacement of, such Agreement shall be effective unless consented to by Owner.
“Class C Pass Through Certificates” means the pass through certificates issued by the Class C Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).

“Class C Pass Through Trust” means the Continental Airlines Pass Through Trust 2012-3C.

“Class C Pass Through Trust Agreement” means the Trust Supplement No. 2012-3C, dated as of the Class C Issuance Date, together with the Class C Basic Pass Through Trust Agreement, between Owner and the Class C Pass Through Trustee; provided that for purposes of any obligation of Owner, no amendment, modification or supplement to, or substitution or replacement of, such Agreement shall be effective unless consented to by Owner.

“Class C Pass Through Trustee” means WTNA, a national banking association, in its capacity as trustee under the Class C Pass Through Trust Agreement.

“Class C Pass Through Trustee Agreements” means the Class C Pass Through Trust Agreement, the Class C Note Purchase Agreement, the Class C Deposit Agreement and the Class C Escrow Agreement.

“Class C Paying Agent” means the Person acting as paying agent under the Class C Escrow Agreement.

“Other Mortgagee” means the “Mortgagee” as defined in each Other Prior Series Indenture.

“Other Prior Series Indenture” means any indenture pursuant to which “Series C Equipment Notes” are issued under the Prior Series 1 (as defined in the Class C Note Purchase Agreement).

“Other Prior Series Indenture Event of Default” means any “Indenture Event of Default” under any Other Prior Series Indenture.

“Other Secured Obligations” means, as of any date, the outstanding “Original Amount”, as defined in each Other Prior Series Indenture, of the Other Series C Equipment Notes issued under such Other Prior Series Indenture, the accrued and unpaid interest due thereon in accordance with such Other Prior Series Indenture as of such date, the “Make-Whole Amount” (as defined in such Other Prior Series Indenture), if any, due with respect thereto and all other amounts due with respect thereto in accordance with such Other Prior Series Indenture.

“Other Series C Equipment Notes” means each “Series C Equipment Note” issued pursuant to the Class C Note Purchase Agreement and an Other Prior Series Indenture (but only if as of such date such “Series C Equipment Note” is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Other Prior Series Indenture).

“Other Series C Note Holder” means a registered holder of an Other Series C Equipment Note.

Form of Indenture Amendment 2012-2

Back

8

 “Related Series C Equipment Notes” means, as of any date, (i) each Related Additional Series Equipment Note and (ii) each Other Series C Equipment Notes.

“Series C” or “Series C Equipment Notes” means Equipment Notes issued pursuant to the Class C Note Purchase Agreement and the Trust Indenture and designated as “Series C” thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading “Series C”.

Section 2.11     Schedule I.

Schedule I is amended by inserting at the end thereof the information set forth on Schedule I to this Amendment.

Section 3.        Construction.  Effective as of the date hereof, all references in the Trust Indenture to the “Trust Indenture” shall be deemed to refer to the Trust Indenture as amended by this Amendment, and the parties hereto confirm their respective obligations thereunder.  Except as otherwise specified in this Amendment, the Trust Indenture shall remain in all respects unchanged and in full force and effect.

Section 4.        Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

Section 5.        Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Remainder of this page is blank.]

Form of Indenture Amendment 2012-2

Back

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date and year first above written.

CONTINENTAL AIRLINES, INC.

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Mortgagee

By
Name:
Title:

Form of Indenture Amendment 2012-2

Back

SCHEDULE I
TO
AMENDMENT NO. 1
TO TRUST INDENTURE AND MORTGAGE [__]

SERIES C

Original Amount:	[_________]

Interest Rate:	6.125%

Make Whole Spread:	0.50%

Maturity Date:	April 29, 2018

Form of Indenture Amendment 2012-2